UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Global Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 29, 2013

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Global Income Trust, Inc. (the “Company”) on June 12, 2013, at 9:30 a.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”). The Company’s board of directors (the “Board”) and executive officers look forward to greeting you personally. Enclosed for your review are: the proxy card, the proxy statement with notice setting forth the business to come before the 2013 Annual Meeting, and the Company’s 2012 annual report to shareholders.

In the accompanying proxy statement, the Board is requesting that you consider (i) the election of four (4) directors; (ii) the approval of eight (8) proposals relating to the amendment and restatement of the Company’s charter (the “Charter”) as more fully described in the accompanying proxy statement; (iii) the approval of a proposal relating to the amendment of the Company’s bylaws (the “Bylaws”) as more fully described in the accompanying proxy statement; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

The Board unanimously recommends that you vote “FOR ALL” to elect each of the nominated directors; “FOR” the approval of all of the proposals relating to the amendment and restatement of the Charter; “FOR” the approval the proposal relating to the amendment of the Bylaws; and “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

Your vote is critical. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. You may authorize your proxy by Internet or telephone, or vote by mailing your completed proxy card. Please authorize your proxy today. Authorizing a proxy will ensure your representation at the 2013 Annual Meeting if you choose not to attend and vote in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.

Chairman of the Board

Andrew A. Hyltin

Chief Executive Officer and President

GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Meeting to be held June 12, 2013

To Our Stockholders:

Notice is hereby given that the 2013 annual meeting of stockholders of Global Income Trust, Inc., a Maryland corporation (the “Company”), will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 12, 2013, at 9:30 a.m. Eastern Time (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”), for the following purposes:

1.	To consider and vote upon the election of four (4) directors of the Company for terms expiring at the 2014 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	To consider and vote upon the approval of eight (8) proposals relating to the amendment and restatement of the Company’s charter (the “Charter”) as more fully described in the accompanying proxy statement;

3.	To consider and vote upon the approval of a proposal relating to the amendment of the Company’s bylaws (the “Bylaws”) as more fully described in the accompanying proxy statement;

4.	To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013; and

5.	To transact such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.

The Company’s Board of Directors does not know of any matters that may be voted upon at the 2013 Annual Meeting other than the matters set forth in the first four items listed above.

Only stockholders of record at the close of business on April 1, 2013 are entitled to notice of, and to vote at, the 2013 Annual Meeting.

Stockholders are cordially invited to attend the 2013 Annual Meeting in person. All stockholders, whether or not they plan to attend the 2013 Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also authorize your proxy by Internet or telephone by following the instructions on the proxy card. It is important that your shares be voted. By authorizing your proxy promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the 2013 Annual Meeting can be held. If you decide to attend the 2013 Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Holly J. Greer
Secretary

April 29, 2013

Orlando, Florida

PROXY STATEMENT

i

ii

GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors (the “Board”) of Global Income Trust, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of proxies to be voted at the 2013 annual meeting of stockholders to be held at 9:30 a.m. Eastern Time on June 12, 2013 at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “2013 Annual Meeting”) for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on April 1, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the 2013 Annual Meeting. This proxy statement, the proxy card, the notice setting forth matters upon which stockholders are entitled to vote and the 2012 annual report are first being mailed to stockholders on April 29, 2013.

As of April 1, 2013, there were approximately 7,529,336 shares of common stock of the Company outstanding and entitled to vote. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than 1% of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by authorizing a proxy promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Authorizing a proxy will not limit your right to vote at the 2013 Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the 2013 Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the 2013 Annual Meeting. If you authorize a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (i) “FOR ALL” to elect the four (4) nominees for director named herein; (ii) “FOR” the approval of eight (8) proposals relating to the amendment and restatement of the Company’s charter (the “Charter”); (iii) “FOR” the approval of a proposal relating to the amendment of the Company’s bylaws (the “Bylaws”); and (iv) “FOR” ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013. With respect to any other business that may properly come before the stockholders for any vote at the 2013 Annual Meeting, your shares will be voted in the discretion of the proxy holder.

Quorum; Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the 2013 Annual Meeting. If a share is represented for any purpose at the 2013 Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50% of the outstanding shares of common stock entitled to vote at the 2013 Annual Meeting constitutes a quorum. A stockholder may withhold his or her vote in the election of directors or may abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

The affirmative vote of a majority of the shares represented in person or by proxy at the 2013 Annual Meeting is required for the election of each director, provided a quorum is present. Abstentions and withheld votes will have the effect of a vote against each nominee for director.

The affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting is required for the approval of the proposals relating to the amendment and restatement of the Charter and the proposal relating to the amendment of the Bylaws. Abstentions and broker non-votes will have the effect of a vote against Proposals II – X.

The affirmative vote of a majority of the votes cast in person or by proxy at the 2013 Annual Meeting is required for the ratification of the Board’s appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered certified public accounting firm, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

If sufficient votes for approval of any of the matters to be considered at the 2013 Annual Meeting have not been received prior to the meeting date, the Board may determine, in its sole discretion, to postpone or adjourn the 2013 Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the 2013 Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Proxy Authorization by Internet or Telephone

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If you have questions about authorizing your proxy by telephone or Internet, call Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at 1-877-749-5770.

Please refer to the enclosed proxy card for instructions on how to authorize your proxy. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Revocation of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation before or at the 2013 Annual Meeting of a subsequent proxy properly executed by the person executing the prior proxy, or (3) by attendance at the 2013 Annual Meeting and voting in person.

Solicitation Expenses

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., CNL Securities Corp., and affiliates of the Company’s advisor, CNL Global Income Advisors, LLC (the “Advisor”) without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for a base fee of approximately $2,500, plus additional fees per contact with stockholders, subject to a maximum fee of approximately $5,050, and for reimbursement of reasonable out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator, Broadridge.

Notice of Internet Availability of Proxy Materials

In accordance with the Commission’s rules and regulations, in addition to mailing printed copies of proxy materials to stockholders, the Company is also providing access to these materials via the Internet. As more fully described on the proxy card, stockholders may access and review the Company’s proxy materials, authorize their proxies and/or elect to receive next year’s proxy materials electronically via the web address provided below.

This Proxy Statement and the 2012 Annual Report to

Shareholders are available at www.proxyvote.com.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxies should be sent to the attention of the Company’s Secretary, Holly J. Greer, at this address.

The Company makes available free of charge on its website www.incometrust.com the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Annual Report on Form 10-K”), as well as all other filings as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s 2012 Annual Report on Form 10-K that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Company’s Secretary, Holly J. Greer, at the Company’s offices. Each such request must set forth a good faith representation that as of April 1, 2013, the person making the request was the beneficial owner of common stock entitled to vote at the 2013 Annual Meeting. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Company’s 2012 Annual Report on Form 10-K.

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2012 (the “2012 Annual Report to Shareholders”) accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualify. A majority of the Company’s directors are required to be independent, as that term is defined in the Charter and as set forth below under “Board Leadership Structure: Independence and Role in Risk Oversight” (the “Independent Directors”). James M. Seneff, Jr. has been the Chairman of the Board since the Company’s inception in March 2009. The three Independent Directors nominated for election, Douglas N. Benham, James P. Dietz and Stephen J. LaMontagne, have served since November 2009.

Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated and other biographical information.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. The affirmative vote of a majority of all of the shares represented in person or by proxy at the 2013 Annual Meeting is required for the election of directors.

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board:

James M. Seneff, Jr.

Douglas N. Benham

James P. Dietz

Stephen J. LaMontagne

Directors and Executive Officers as of April 29, 2013.

Name	Age	Position

James M. Seneff, Jr.	66	Chairman of the Board and Director
Douglas N. Benham	56	Independent Director
James P. Dietz	48	Independent Director
Stephen J. LaMontagne	51	Independent Director
Andrew A. Hyltin	54	Chief Executive Officer and President
Rosemary Q. Mills	54	Chief Financial Officer and Treasurer
Steven D. Shackelford	49	Executive Vice President
Holly J. Greer	41	Senior Vice President, General Counsel and Secretary
Ixchell C. Duarte	46	Senior Vice President and Chief Accounting Officer
Scott C. Hall	48	Senior Vice President of Operations
John F. Starr	38	Chief Portfolio Management Officer

James M. Seneff, Jr.  Chairman of the Board and Director.  Mr. Seneff has served as the chairman of the Company’s Board and a director since the Company’s inception in March 2009, and as a member of the board of managers of the Company’s Advisor since its inception in December 2008. Mr. Seneff has served as chairman of the board and a director of CNL Growth Properties, Inc. (formerly known as Global Growth Trust, Inc.), a public, non-traded real estate investment trust (“REIT”), and has served as a member of the board of managers of its advisor, CNL Global Growth Advisors, LLC, since their inception in December 2008. He is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including chief executive officer and president (November 2008 to present) of CNL Financial Group, LLC, the Company’s sponsor; and as executive chairman (January 2011 to present), chairman (1988 to January 2011), chief executive officer (1995 to January 2011) and president (1980 to 1995) of CNL Financial Group, Inc., a diversified real estate company (“CNL”). Mr. Seneff serves or has served on the board of directors of the following CNL Holdings’ affiliates: CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, and its advisor, CNL Healthcare Corp. (June 2010 to present); CNL Lifestyle Properties, Inc., a public, non-traded REIT (2003 to present), the managing member of its former advisor, CNL Lifestyle Company, LLC (2003 to December 2010) and its current advisor, CNL Lifestyle Advisor Corporation (December 2010 to present); CNL Hotels & Resorts, Inc., a public, non-traded REIT (1996 to April 2007), and its advisor, CNL Hospitality Corp. (1997 to June 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, non-traded REIT, and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc., a public, non-traded REIT, and its advisor (1994 to 2005 (became self-advised)); Trustreet Properties, Inc. (“Trustreet”), a publicly traded REIT (2005 to February 2007); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); CNL Securities Corp., the managing dealer of the Company’s initial public offering (the “Managing Dealer”) (1979 to present); and CNL Capital Markets Corp. (1990 to present). Mr. Seneff is also the chairman and a principal stockholder of CNLBancshares, Inc. (1999 to present), which owns CNLBank. Mr. Seneff received his degree in business administration from Florida State University.

As a result of these professional and other experiences, Mr. Seneff possesses particular knowledge of real estate acquisitions, ownership and dispositions in a variety of public and private real estate investment vehicles, which strengthens the Board’s collective knowledge, capabilities and experience.

Douglas N. Benham.  Independent Director.  Mr. Benham has served as an Independent Director since November 2009. Since April 2006, Mr. Benham has been the president and chief executive officer of DNB Advisors, LLC, a restaurant industry consulting firm. From January 2004 until April 2006, Mr. Benham served as president and chief executive officer of Arby’s Restaurant Group, a quick service restaurant company and subsidiary of Triarc Company (NYSE: TRY). From August 2003 until January 2004, Mr. Benham was president and chief executive officer of DNB Advisors, LLC. From January 1989 until August 2003, Mr. Benham served as chief financial officer, and from 1997 until 2003 also served as a member of the board of directors of RTM Restaurant Group, Inc., an Arby’s franchisee, that was later acquired by Triarc Company in July 2005. Prior to January 1989, Mr. Benham held various positions including at Deloitte & Touche, Bell Atlantic Corp., and Cox Enterprises. Mr. Benham served as a director of the restaurant operator O’Charley’s Inc. (NASDAQ:CHUX) from March 2008 to May 2012. In August 2009, Mr. Benham joined the board of directors of drive-thru restaurant chain operator Sonic Corp. (NASDAQ:SONC). In January 2012, he joined the board of directors of the restaurant chain operator Quiznos, and in May 2012, he joined the board of directors of American Residential Properties, Inc., a fully integrated and internally managed real estate investment company which acquires, renovates, leases and manages single-family properties in select communities in the Southwestern and Southeastern U.S. Mr. Benham earned a B.A. in accounting from the University of West Florida in 1978.

As a result of these professional and other experiences, Mr. Benham possesses particular knowledge of financial accounting, and business and restaurant management, which strengthens the Board’s collective knowledge, capabilities and experience.

James P. Dietz.  Independent Director.  Mr. Dietz has served as an Independent Director since November 2009. Mr. Dietz served as president and chief executive officer of NanoScale Corporation, a non-public manufacturer of specialty materials, from May 2012 until December 2012, in connection with that company’s turnaround efforts. Prior to joining NanoScale, Mr. Dietz served as chief financial officer since July 2011, and served as vice president of finance and accounting from May 2010 to July 2011 for Parabel, Inc. (formerly known as PetroAlgae Inc.) (OTCQB:PALG), a provider of technology and solutions that utilize biomass derived from micro-crops to address the global demand for new economical sources of feed, food and fuel. From May 2009 through April 2010, Mr. Dietz served as chief financial officer of U.S. Capital Holdings, LLC, an international private equity investor and developer, whose parent company is Tangshan Ganglu Iron & Steel Co., Ltd., a Chinese industrial company. From May 2008 until May 2009, Mr. Dietz served as vice president – finance and business development for PACT, LLC, a real estate development company, and from January 2008 until April 2008, Mr. Dietz was chief financial officer of American Leisure Group, a real estate investor and timeshare developer. From 1995 until December 2007, Mr. Dietz was with residential community developer WCI Communities, Inc. (NYSE: WCI), and various predecessor firms, as its chief financial officer. In August 2007, shareholders at WCI approved a new composition for WCI’s board of directors which had been submitted to them for vote at their annual meeting pursuant to an agreement between WCI and affiliates of Carl Icahn that resulted from a proxy contest. Mr. Dietz resigned as WCI’s chief financial officer in December 2007. WCI filed a voluntary petition under Chapter 11 of the federal bankruptcy laws on August 4, 2008, from which it emerged on August 31, 2009. From 1993 to 1995, Mr. Dietz managed asset-backed financing originations for GTE Leasing Corporation (a subsidiary of GTE, a predecessor to Verizon Communications). He began his professional career in December 1986 joining Arthur Andersen & Co where he advanced to manager, providing audit and financial consulting services to clients in the construction, real estate, healthcare and legal industries. Mr. Dietz earned a B.A. in accounting and economics from the University of South Florida in 1986. Mr. Dietz is a certified public accountant.

As a result of these professional and other experiences, Mr. Dietz possesses particular knowledge of accounting, real estate investment and finance, which strengthens the Board’s collective knowledge, capabilities and experience.

Stephen J. LaMontagne.  Independent Director and Audit Committee Financial Expert.  Mr. LaMontagne has served as an Independent Director and the Audit Committee financial expert since November 2009. Mr. LaMontagne is partner-in-charge of the real estate practice of Moore Colson, an Atlanta-based accounting and consulting firm, having joined the firm in December 2007. Prior to joining Moore Colson, Mr. LaMontagne held various positions with KPMG LLP beginning in May 1983 until December 2007, including serving over ten years as an assurance partner and southeast real estate practice leader, as well as serving on several of the firm’s national committees. While at KPMG and currently at Moore Colson, his focus includes real estate finance, financial accounting and reporting, mergers and acquisitions and audit matters. Mr. LaMontagne received a B.S. degree in accounting and a minor in finance from Florida State University in 1983. Mr. LaMontagne is a certified public accountant.

As a result of these professional and other experiences, Mr. LaMontagne possesses particular knowledge of accounting and tax practices, which strengthens the Board’s collective knowledge, capabilities and experience.

Andrew A. Hyltin.  Chief Executive Officer and President.  Mr. Hyltin has served as the Company’s president, and as president and a manager of the Company’s Advisor, since November 2010. Effective December 2012, Mr. Hyltin began serving as the Company’s chief executive officer. He also has served as president of CNL Growth Properties, Inc., a public, non-traded REIT, and has served as a manager and president of its advisor, CNL Global Growth Advisors, LLC, since November 2010. Effective December 2012, he also serves as chief executive officer of CNL Growth Properties, Inc. In addition, he serves as the chief executive officer and president of Corporate Capital Trust, Inc., a public, non-traded business development company (June 2010 to present); and he previously served as president of Corporate Capital Trust, Inc. (June 2010 to December 2012). Mr. Hyltin has held various officer positions with CNL Fund Advisors Company, an affiliate of CNL serving as its chief executive officer since June 2010, and as its president from March 2009 until December 2012. Mr. Hyltin has also served as chief investment officer of CNL Private Equity Corp, since 2004, and has served as its president since 2005, responsible for the overall management of its portfolio and private offerings and alternative investments. He served as vice president of investments for that company from 2003 to 2005. From April 2009 to May 2010, Mr. Hyltin served as president to The CNL Funds, an open-end mutual fund. Mr. Hyltin has a B.A. in finance from Texas Christian University.

Rosemary Q. Mills.  Chief Financial Officer and Treasurer.  Ms. Mills has served as the Company’s chief financial officer and treasurer since April 2013. She also has served as chief financial officer and treasurer of CNL Growth Properties, Inc., a public non-traded REIT, since April 2013. She serves as a senior vice president of an affiliate of CNL, with duties extending to both the Company and CNL Growth Properties, Inc. which position she has held since April 2010. From September 2008 to April 2010, Ms. Mills was a consultant to a CNL affiliate working on the initial creation and sponsorship of the Company and CNL Growth Properties, Inc. She was vice president-capital markets and integration manager for GE Capital, Franchise Finance from the time of GE Capital’s acquisition of Trustreet, a publicly traded REIT, from February 2007 until May 2008. Prior to GE Capital’s acquisition of Trustreet, from February 2005 to February 2007, Ms. Mills was Trustreet’s senior vice president responsible for liquidity and capital structure, tax planning and compliance, legal compliance, internal audit and investor relations. Between July 2003 and January 2005, she served as chief financial officer for a CNL affiliate, where she led financial reporting and planning for nine private funds and 18 public income funds, which merged with and into Trustreet in February 2005. From June 2000 to July 2003, Ms. Mills was senior vice president of finance and strategic planning with CNL Restaurant Properties, Inc. Prior to CNL and its various affiliates and successors, beginning May 1993, Ms. Mills spent seven years with a private pharmacy management consulting practice, initially as director of finance, progressing to president from 1997 to her departure in December 1999. Ms. Mills is a certified public accountant and practiced in the Orlando office of Ernst & Young from 1981 to 1993, initially, as a member of the audit staff and advancing to senior manager of tax. She graduated with a BSBA in accountancy from the University of Central Florida in 1981.

Steven D. Shackelford.  Executive Vice President.  Mr. Shackelford has served as an executive vice president of the Company since April 2013. He served as the Company’s chief financial officer from inception in March 2009 through March 2013, and served as the Company’s secretary from March 2009 until August 2011. He also has served as chief financial officer of the Company’s Advisor since inception in December 2008, treasurer since July 2011 and executive vice president since August 2011, and served as its secretary from December 2008 until August 2011. In addition, Mr. Shackelford has served as an executive vice president since April 2013, served as chief financial officer from inception in December 2008 through March 2013, and served as secretary from March 2009 until August 2011 of CNL Growth Properties, Inc., a public, non-traded REIT. He also has served as chief financial officer since inception in December 2008, treasurer since July 2011 and executive vice president since August 2011 of its advisor, CNL Global Growth Advisors, LLC, and served as its secretary from December 2008 until August 2011. Effective January 2013, Mr. Shackelford became the president of Corporate Capital Trust,

Inc., a non-traded business development company sponsored by CNL. Mr. Shackelford joined CNL Real Estate Advisors Company, an affiliate of CNL, in February 2007, as chief financial officer and chief operating officer. Previously, from February 2005 to February 2007, Mr. Shackelford served as chief financial officer, executive vice president, chief operating officer and secretary of Trustreet, a publicly traded REIT. Before joining Trustreet, Mr. Shackelford served as executive vice president and chief operating officer of CNL Restaurant Properties, Inc., which he joined in September 1996. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital by gaining access to capital markets located in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was a member of the audit staff and a senior accountant from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received his undergraduate degree in accounting and an M.B.A. from Florida State University. He is a certified public accountant.

Holly J. Greer.  Senior Vice President, General Counsel and Secretary.  Ms. Greer has served as a senior vice president of the Company, its general counsel and its secretary since August 2011. Ms. Greer has also served as a senior vice president and secretary of the Company’s Advisor since August 2011. Ms. Greer also has served as a senior vice president, general counsel and secretary of CNL Growth Properties, Inc., a public, non-traded REIT, and as senior vice president and secretary of its advisor since August 2011. Ms. Greer served as vice president and associate general counsel of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, from inception in June 2010 until March 2011, and has served as general counsel, senior vice president and secretary since March 2011. Ms. Greer has also served as senior vice president, legal affairs of its advisor since March 2011. Ms. Greer joined CNL Lifestyle Properties, Inc., a public, non-traded REIT, in August 2006, where she initially served as acquisition counsel for its former advisor, CNL Lifestyle Company, LLC, until April 2007. From April 2007 until October 2009, Ms. Greer served as counsel to CNL Lifestyle Properties, Inc. and its former advisor, overseeing real estate and general corporate legal matters. Ms. Greer served as associate general counsel and vice president of CNL Lifestyle Properties, Inc. and its former advisor from November 2009 until March 2011. Effective March 2011, Ms. Greer has served as general counsel, senior vice president and secretary of CNL Lifestyle Properties, Inc. and effective April 2011, as senior vice president, legal affairs of CNL Lifestyle Advisor Corporation, its current advisor. Prior to joining CNL Lifestyle Properties, Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in communications and political science from Florida State University and her J.D. from the University of Florida.

Ixchell C. Duarte.  Senior Vice President and Chief Accounting Officer.  Ms. Duarte has served as a senior vice president of the Company and its chief accounting officer since June 2012, and has served as a senior vice president and chief accounting officer of CNL Growth Properties, Inc., a public non-traded REIT, since June 2012. Ms. Duarte has also served as a senior vice president and chief accounting officer of CNL Healthcare Properties, Inc., a public, non-traded company that intends to be taxed as a REIT, since March 2012, and was previously a vice president with CNL Healthcare Properties, Inc. from February 2012 to March 2012. Ms. Duarte has also served as senior vice president and chief accounting officer since March 2012 of CNL Lifestyle Properties, Inc., a public, non-traded REIT, and was previously its vice president from February 2012 to March 2012. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 as a result of GE Capital’s acquisition of Trustreet, a publicly traded REIT. Prior to that, Ms. Duarte served as senior vice president and chief accounting officer of Trustreet and served as senior vice president and controller of its predecessor CNL companies (2002 to February 2007). Ms. Duarte also served as senior vice president, chief financial officer, secretary and treasurer of CNL Restaurant Investments, Inc. (2000 to 2002) and as a director of accounting and then vice president and controller of CNL Fund Advisors, Inc. and other CNL affiliates (1995 to 2000). Prior to that, Ms. Duarte served as an audit senior and then as audit manager in the Orlando, Florida office of Coopers & Lybrand where she serviced several CNL entities (1990 to 1995), and as audit staff in the New York office of KPMG (1988 to 1990). Ms. Duarte is a certified public accountant. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania.

Scott C. Hall.  Senior Vice President of Operations.  Mr. Hall has served as the Company’s senior vice president of operations since December 2012. Mr. Hall also serves as senior vice president of operations for CNL Growth Properties, Inc. effective December 2012. Mr. Hall is the president and owner of a private consulting firm based in Orlando, Florida that serves various real estate investment and development projects. Prior to his appointment as senior vice president of operations, he served from May 2011 to December 2012 as a consultant to the Advisor, and to the advisors of other CNL affiliates, including CNL Growth Properties, Inc., CNL Lifestyle Properties, Inc., CNL Healthcare Properties, Inc., each a public, non-traded REIT, and Corporate Capital Trust, Inc., a public, non-traded business development company. From September 2005 to February 2010, Mr. Hall was senior vice president and led the Florida office of The Pizzuti Companies, a nationally recognized real estate investor and developer based in Columbus, Ohio. He also held various positions with a number of CNL affiliates from May 2002 to September 2005. Previously, from 1995 to 2001, Mr. Hall was an associate at Lake Nona, a 7,000-acre mixed-use real estate development in Orlando, Florida, owned by Tavistock Group, an international private investment company. Mr. Hall earned a B.A. in English from Ohio Wesleyan University, and an M.B.A. with honors from Rollins College.

John F. Starr.  Chief Portfolio Management Officer.  Mr. Starr has served as the Company’s chief portfolio management officer since December 2012. Mr. Starr also serves as chief portfolio management officer of CNL Growth Properties, Inc. effective December 2012. Since 2002, Mr. Starr has held various positions with multiple CNL affiliates. From October 2011 until his appointment as the Company’s chief portfolio management officer, Mr. Starr served as senior vice president of portfolio management at CNL Financial Group Investment Management, LLC responsible for developing and implementing strategies to maximize the financial performance of CNL’s real estate portfolios. He also served as a senior vice president of CNL Private Equity Corp. from December 2010 until his appointment as the Company’s chief portfolio management officer. Between June 2009 and December 2010, he served as CNL Private Equity Corp.’s senior vice president of asset management, responsible for the oversight and day-to-day management of all real estate assets from origination to disposition. At CNL Management Corp., Mr. Starr served as senior vice president of asset management, from June 2007 to December 2010. Between January 2004 and February 2005, Mr. Starr served as vice president of real estate portfolio management at Trustreet, and from February 2005 to February 2007, he served as Trustreet’s vice president of special servicing, and as president of a Trustreet affiliate, where he was responsible for the resolution and value optimization of distressed leases and loans. From February 2007 to May 2007, following the sale of Trustreet to GE Capital, he served as GE Capital, Franchise Finance’s vice president of special servicing, before rejoining CNL affiliates in June 2007. Between May 2002 and January 2004, Mr. Starr was assistant vice president of special servicing at CNL Restaurant Properties, Inc. Prior to joining CNL’s affiliates, Mr. Starr served in various positions in the credit products management group at Wachovia Bank, Orlando, Florida, from December 1997 to May 2002. Mr. Starr received a B.S. in business and an M.B.A. from the University of Florida in 1997 and 2007, respectively.

Board Leadership Structure: Board Independence and Role in Risk Oversight

The Board is comprised of four directors, with Mr. Seneff serving as the chairman of the Board. Mr. Seneff, has unique knowledge, experience and relationships with the Board and management and within a broad spectrum of the real estate market. Mr. Hyltin, the chief executive officer and president, has extensive expertise and relationships in the asset classes that the Company acquires and owns and the Board believes that these attributes are complimentary to the strengths of Mr. Seneff.

For the year ended December 31, 2012, each of Douglas N. Benham, James Dietz and Stephen LaMontagne served as Independent Directors. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applies the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2012, each of Messrs. Benham, Dietz and LaMontagne met the definition of “independent” under Section 303A.02 of the New York Stock Exchange listing standards.

The Audit Committee focuses on the adequacy of the Company’s enterprise risk management and risk mitigation processes. The Audit Committee meets regularly to discuss the strategic direction and the issues and opportunities facing the Company in light of trends and developments in the REIT industry and general business environment. Throughout the year, the Board provides guidance to management regarding the Company’s strategy and helps to refine its operating plans to implement the Company’s strategy. Annually, the Audit Committee meets with senior management, PricewaterhouseCoopers and internal audit to review the categories of risk the Company faces, including any risk concentrations and risk interrelationships, as well as the likelihood of occurrence, the potential impact of those risks and mitigating measures. The involvement of the Audit Committee in setting the Company’s business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the president and chief executive officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and the Audit Committee providing oversight of risk management efforts.

Compensation of Independent Directors

During the year ended December 31, 2012, each Independent Director received a $15,000 annual fee for services as well as $2,000 per Board meeting attended, whether they participated by telephone or in person. Each Independent Director serving on the Audit Committee received $2,000 per Audit Committee meeting attended, whether they participated by telephone or in person. The Audit Committee Chair received an annual retainer of $10,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. No additional compensation is paid for attending the 2013 Annual Meeting.

The following table sets forth the compensation earned or paid to the Company’s directors during the year ended December 31, 2012 for their service on the Board and Audit Committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff, Jr.	None	None
Matthew S. Banks (1)	None	None
Andrew Wood (2)	None	None
Douglas N. Benham	$31,000	$31,000
James P. Dietz	$31,000	$31,000
Stephen J. LaMontagne	$41,000	$41,000

(1)   Mr. Banks served as a director of the Company from its inception through his resignation effective August 14, 2012.

(2)   Mr. Wood served as a director of the Company from August 14, 2012 through his resignation effective March 4, 2013.

Board Meetings During Fiscal Year 2012

The Board met four times during 2012. Each member of the Board attended at least 75% of the total Board meetings. During 2012, the Audit Committee met four times, and each member of the Audit Committee attended at least 75% of the total Audit Committee meetings. Although the Company does not have a policy on director attendance at the annual meeting of stockholders, directors are encouraged to do so. All the directors of the Company were in attendance at the 2012 annual meeting of stockholders.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2012, the Audit Committee was comprised of Douglas N. Benham, James P. Dietz and Stephen J. LaMontagne, each of whom was determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is posted on the Company’s website at http://www.incometrust.com/Investor%20Relations/corporate_governance.stml. The Audit Committee assists the Board by providing oversight responsibilities relating to:

—	The integrity of financial reporting;

—	The independence, qualifications and performance of the Company’s independent auditors;

—	The systems of internal controls;

—	The performance of the Company’s internal audit function;

—	Compliance with management’s audit, accounting and financial reporting policies and procedures; and

—	Company risk management.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2012, the Audit Committee met four times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. LaMontagne, the Chairman of the Audit Committee and an Independent Director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only four members, including three “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have a formal policy regarding diversity. The Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by timely submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s offices. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

Currently, the Company does not have a compensation committee because it does not have any employees and does not separately compensate its executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market, or the Company has employees whom it directly provides compensation, the Company will form a compensation committee, the members of which will be selected by the full Board each year.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management.  The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2012 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s chief executive officer and chief financial officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors.  The Audit Committee has discussed with PricewaterhouseCoopers, the Company’s independent registered certified public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication with those Charged with Governance,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers required by Rule 3524 and Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers their independence from the Company.

Conclusion.  Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the 2012 Annual Report on Form 10-K for filing with the Commission.

The Audit Committee:

Douglas N. Benham
James P. Dietz
Stephen J. LaMontagne

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

—	The majority of the Board are Independent Directors and all of the members of the Audit Committee are independent.

—	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

—	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

—

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company as well as all directors, officers and employees of the Company’s Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

—

The Company has adopted a Whistleblower Policy that applies to the Company and all employees of the Company’s Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Code of Business Conduct and Whistleblower Policy are available on the Company’s website at http://www.incometrust.com/Investor%20Relations/corporate_governance.stml.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o Holly J. Greer, Secretary, Global Income Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

EXECUTIVE COMPENSATION

Board of Directors Report on Compensation

The following report of the Board does not constitute “soliciting material” and should not be deemed “filed” with the Commission or incorporated by reference into any other filing the Company makes under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this report by reference therein.

The Board reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board approved including the CD&A in this proxy statement, and the Company’s 2012 Annual Report on Form 10-K for filing with the Commission.

The Board of Directors:

James M. Seneff, Jr.
Douglas N. Benham
James P. Dietz
Stephen J. LaMontagne

Compensation Discussion and Analysis

The Company has no employees and all of its executive officers are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to the Company. The Company does not separately compensate its executive officers for their service as officers. The Company did not pay any annual salary or bonus or long-term compensation to its executive officers for services rendered in all capacities to the Company during the year ended December 31, 2012. See “Certain Relationships and Related Transactions” for a description of the fees paid and expenses reimbursed to the Advisor and its affiliates.

If the Company determines to compensate named executive officers in the future, the Board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of the Company’s shares.

SECURITY OWNERSHIP

The following table sets forth as of April 1, 2013 the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than 5% of its common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. Fractional shares are rounded to the nearest whole number. Except as noted below, the address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares

James M. Seneff, Jr.	22,222(1)	(2)
Matthew S. Banks(3)	—	—
Andrew Wood(4)
Douglas N. Benham	—	—
James P. Dietz	—	—
Stephen J. LaMontagne	—	—
Robert A. Bourne(5)	—	—
Andrew A. Hyltin	—	—
Rosemary Q. Mills	—	—
Steven D. Shackelford	—	—
Holly J. Greer	—	—
Ixchell C. Duarte	—	—
Scott C. Hall	—	—
John F. Starr	—	—

All directors and executive officers as a group (14 persons)	22,222	(2)

(1)	This number represents shares attributed to Mr. Seneff as a result of his control of the Advisor and CNL Financial Group, LLC. The Advisor is a wholly owned subsidiary of an affiliate of CNL Financial Group, LLC. Mr. Seneff beneficially owns the Advisor through his ownership of CNL Financial Group, LLC.

(2)	This number represents less than 1% of all shares beneficially owned.

(3)	The address for Mr. Banks is No. 1 Martin Place, Sydney NSW 2000, Australia. Mr. Banks resigned as a director of the Company effective August 14, 2012.

(4)	The address for Mr. Wood is 60 Sloane Avenue, London, United Kingdom, SW3 3XP. Mr. Wood became a director of the Company effective August 14, 2012, and resigned effective March 4, 2013.

(5)	Mr. Bourne resigned as an executive officer of the Company effective December 10, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of the Company’s equity securities that are registered under the Exchange Act, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission (such persons hereinafter referred to as “Reporting Persons”). Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file. The Company filed a Form 8-A with the Commission on April 30, 2012, which filing served to register its common stock under the Exchange Act pursuant to Section 12(g) thereof, making the Reporting Persons subject to their reporting obligations under the Exchange Act at that time.

The Company does not have any stockholders who own more than 10% of the Company’s outstanding common stock. The Company believes, based upon a review of Company’s records and reports filed with the Commission with respect to 2012, that the Company’s Reporting Persons complied with all Section 16(a) filing requirements during 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is externally advised and has no direct employees. Certain directors and officers hold similar positions with the Managing Dealer of the Company’s initial public offering of its common stock and a wholly owned subsidiary of CNL, the Advisor and their affiliates. In connection with services provided to the Company, affiliates are entitled to the following fees:

Managing Dealer – The Managing Dealer receives selling commissions and marketing support fees of up to 7% and 3%, respectively, of gross offering proceeds for shares sold, excluding shares sold pursuant to the Company’s distribution reinvestment plan, all or a portion of which may be paid to participating broker dealers by the Managing Dealer.

Advisor – Subject to the Expense Support Agreement described below, the Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition, management and sale of the Company’s assets, as well as the refinancing of debt obligations of the Company or its subsidiaries. In addition, the Advisor and its affiliates are entitled to reimbursement of actual costs incurred on behalf of the Company in connection with the Company’s organizational, offering, acquisition and operating activities. Pursuant to the advisory agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the advisory agreement) of the Company’s properties as of the end of the preceding month.

The Advisor is also entitled to receive a financing coordination fee for services rendered with respect to refinancing of any debt obligations of the Company or its subsidiaries equal to 1.0% of the gross amount of the refinancing.

The Company will pay the Advisor a disposition fee in an amount equal to (i) in the case of the sale of real property, the lesser of (a) one-half of a competitive real estate commission, or (b) 1% of the sales price of such property, (ii) in the case of the sale of any asset other than real property or securities, 1% of the sales price of such asset, and (iii) in the case of the sale of loans, 1% of the contract price of any loan. The Company will not pay the Advisor a disposition fee in connection with the sale of investments that are securities; however, a disposition fee in the form of a usual and customary brokerage fee may be paid to an affiliate or related party of the Advisor if such entity is properly licensed.

Under the advisory agreement and the Charter, the Advisor will be entitled to receive certain subordinated incentive fees upon (i) sales of assets, and/or (ii) a listing on a national securities exchange (which would also include the receipt by the Company’s stockholders of securities that are approved for trading on a national securities exchange in exchange for shares of the Company’s common stock as a result of a merger, share acquisition or similar transaction). However, if a listing occurs, the Advisor will not be entitled to receive an incentive fee on subsequent sales of assets. The incentive fees are calculated pursuant to formulas set forth in both the advisory agreement and the Charter. All incentive fees payable to the Advisor are subordinated to the return to investors of their invested capital plus a 6% cumulative, non-compounded annual return on their invested capital. Upon termination or non-renewal of the advisory agreement by the Advisor for good reason (as defined in the advisory agreement) or by the Company other than for cause (as defined in the advisory agreement), a listing or sale of assets after such termination or non-renewal will entitle the Advisor to receive a pro-rated portion of the applicable subordinated incentive fee.

In addition, the Advisor or its affiliates may be entitled to receive fees that are usual and customary for comparable services in connection with the financing, development, construction or renovation of a property, subject to approval of the Company’s Board, including a majority of its Independent Directors.

Property Manager – Pursuant to a master property management agreement, CNL Global Income Managers, LLC (the “Property Manager”) receives property management fees of up to 4.5% of gross revenues for management of the Company’s properties.

In March 2012, the Company’s Board approved an amended and restated advisory agreement, and amended and restated property management and leasing agreement, with the Company’s Advisor and Property Manager, respectively. The revised agreements permit the Company’s subsidiaries to enter into contracts for certain real estate services directly with the Advisor’s sub-advisors and Property Manager’s sub-property managers providing services to the Company.

For the nine properties owned as of December 31, 2012, the Company has agreed to pay the Property Manager and/or the Property Manager’s sub-property managers, property management fees ranging from 1.5% to 4.5% of gross revenues received from the applicable property.

CNL Capital Markets Corp. – CNL Capital Markets Corp., an affiliate of CNL, receives an initial set-up fee and an annual maintenance fee of $4.57 and $19.20, respectively, per investor for providing certain administrative services to the Company pursuant to a services agreement. Effective January 1, 2013, this agreement was amended to change the fee structure to a sliding flat annual rate (payable monthly) based on the average number of investor accounts that will be open over the course of the term of the agreement.

For the year ended December 31, 2012, the Company incurred selling commissions and marketing support fees of $2,405,147 and $1,030,777, respectively, due to the Managing Dealer in connection with its offering.

For the year ended December 31, 2012, the Company incurred the following fees and reimbursable expenses due to the Advisor and its affiliates:

Reimbursable expenses:
Offering costs	$1,776,993
Operating and acquisition expenses	1,171,453

2,948,446
Investment services fees(1)	1,222,234
Asset management fees	679,802
Property management fees(1)	255,616
Expense support adjustment(2)	(1,073,984)

$4,032,114

FOOTNOTES:

(1)	Includes amounts paid directly by subsidiaries of the Company to MGPA Advisory. MGPA Advisory is a sub-advisor of the Advisor and is affiliated with one of the Company’s directors as of December 31, 2012.

(2)	See description of the expense support agreement below.

In March 2012, the Company’s Board approved an expense support and conditional reimbursement agreement with its Advisor (the “Expense Support Agreement”) whereby, effective April 1, 2012, reimbursement of operating-related personnel expenses and asset management fees to the Advisor and its affiliates are deferred and subordinated until such time, if any, that (i) cumulative modified funds from operations (as defined in the Expense Support Agreement) for the period April 1, 2012 through the applicable determination date, exceeds (ii) distributions declared to stockholders for the same period. Such reimbursements and payments are further subordinated to the Company’s total operating expenses being within the 2%/25% guideline, limitations as such terms are defined in the advisory agreement. For purposes of the above subordinations, all or a portion of the deferred amounts may be paid only to the extent it does not cause the applicable performance measurement to not be met inclusive of the conditional reimbursement amount. The Expense Support Agreement is terminable by the Advisor, but not before December 31, 2013, as amended, and any deferrals are eligible for conditional reimbursement for a period of up to three years from the applicable determination date. Any amounts deferred that have not met the conditions of reimbursement within the time period established in the Expense Support Agreement will be permanently waived by the Advisor and the Company will have no obligation to pay such amounts.

For the year ended December 31, 2012, approximately $0.6 million in asset management fees and approximately $0.5 million in operating-related personnel expenses were deferred and subordinated in accordance with the terms of the Expense Support Agreement. The Company will record such amounts as operating expenses in future periods to the extent, if any, it determines that these amounts are probable of being reimbursed to the Advisor. As of December 31, 2012, the Company determined it was not probable that the performance hurdles would be achieved within the applicable reimbursement period due to the cumulative nature of such metrics, therefore, the Company has not recognized any expense for the amounts deferred.

The Company incurs operating expenses which, in general, are expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement, the Advisor shall reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed, in any four consecutive fiscal quarters (the “Expense Year”) commencing with the Expense Year ended March 31, 2012, the greater of 2% of average invested assets or 25% of net income (as defined in the advisory agreement) (the “Limitation”), unless a majority of the Company’s Independent Directors determines that such excess expenses are justified based on unusual and non-recurring factors. During 2012, total operating expenses in excess of the Limitation were $1.1 million, all of which related to the Expense Year ended March 31, 2012. The Company’s Independent Directors determined that operating expenses in excess of the Limitation were justified based on a number of factors. These factors included how quickly new equity capital was raised and invested and the relationship of these investments to the Company’s operating expenses, many of which were necessary as a result of being a public company. There were no additional expenses in excess of the Limitation incurred for the year ended December 31, 2012.

Organizational and offering costs become a liability to the Company only to the extent selling commissions, the marketing support fees and other organizational and offering costs do not exceed 15% of the gross proceeds of the offering. The Advisor has incurred an additional $6.3 million of costs on behalf of the Company in connection with the offering (exceeding the 15% limitation on expenses) as of December 31, 2012. Depending on the level of additional proceeds from the offering, as well as proceeds from any additional offering the Company may determine to pursue, and continuing expenses thereof, it is likely that most of the additional $6.3 million will not be required to be reimbursed to the Advisor.

During 2012, the Company received subscriptions of $35.5 million and incurred stock issuance costs of $5.2 million, representing a ratio of stock issuance costs to subscriptions received of 1:7. Stock issuance costs consist of selling commissions, marketing support fees, due diligence expense reimbursements, and other offering costs. During 2012, the Company’s total operating expenses incurred represented approximately 2.0% of Average Invested Assets and 103.4% of Net Loss, as each term is defined in the Charter.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires disclosure by the Company of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Charter contains a number of restrictions relating to transactions between the Company and its Advisor or its affiliates or related parties. These restrictions include the following:

—

The Company may purchase or lease an asset or assets from the Company’s sponsor, the Advisor, a director, or any affiliate thereof only upon a finding by a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to the sponsor, Advisor, director or affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Company exceed its current appraised value as determined by an independent third party appraiser.

—

The Company’s Advisor, its sponsor, a director or an affiliate thereof may purchase or lease assets from the Company if a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

—

The Company may not make or invest in a loan secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Company’s Advisor, any director, the sponsor or an affiliate.

—

With respect to shares owned by the Company’s Advisor, the Company’s directors or any affiliate thereof, none of the Company’s Advisor, directors or any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Company’s Advisor, directors or any of their affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Company’s Advisor, directors and any affiliates may not vote or consent, any shares owned by any of them will not be included.

—

The Company will not make loans to the Company’s sponsor, the Advisor, the directors or any affiliate thereof except (i) mortgage loans subject to restrictions governing loans contained in the Company’s Charter, or (ii) loans to the Company’s wholly owned subsidiaries.

—

The Company may not borrow money from the Company’s sponsor, the Advisor, the directors and any affiliate thereof, unless such borrowing is approved by a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in such transaction as fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

—

Any agreement between the Company, its sponsor, the Advisor, a director or any affiliate thereof, the approval of which is not otherwise addressed in the Company’s Charter, other than the conversion or redemption of units of the Company’s Operating Partnership, may be effected only if a majority of the Company’s directors (including a majority of Independent Directors) not otherwise interested in such agreement approve such agreement as fair, competitive and commercially reasonable and no less favorable to the Company than comparable agreements between unaffiliated parties.

Although the Company has different investment objectives than CNL Growth Properties, Inc., an investment opportunity may be suitable for both the Company and CNL Growth Properties, Inc. The Board and the Advisor have agreed that, in the event an investment opportunity is presented to both the Advisor’s Investment Committee and the investment committee of the advisor for CNL Growth Properties, Inc. and it is determined that the opportunity may be suitable for both the Company and CNL Growth Properties, Inc., and for which both entities have sufficient uninvested funds, the investment opportunity will be offered to the entities on an alternating basis as follows:

—	The first investment opportunity that meets this criteria will be first offered to CNL Growth Properties, Inc.;

—

The second opportunity that meets this criteria will be first offered to the Company (whether or not CNL Growth Properties, Inc. passed on the first investment opportunity, and whether or not the Company accepted an investment in the first investment opportunity); and

—

Thereafter, each offer of any investment opportunities will alternate on the foregoing basis. It shall be the duty of the Board, including the Independent Directors, to ensure that these policies are applied fairly to the Company.

This policy will continue in effect until such time as the Company’s sponsor no longer owns or controls the Advisor and the advisor of CNL Growth Properties, Inc.

Certain public or private entities affiliated with CNL or the Company’s sponsor are bound by conflict resolution procedures that may impact the investments that are available to the Company. In particular, certain of these public and private affiliated entities, some of which invest in assets similar to those in which the Company may invest, require that if an investment opportunity becomes available which is suitable for such affiliated entities, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. For purposes of this conflict resolution procedure for these other entities, an investment opportunity will be considered “offered” when the opportunity is presented to the applicable board of directors for its consideration. In addition to various other factors, the determination as to whether or not an investment opportunity is suitable for more than one program will be determined based on the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the properties, the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. A subsequent development regarding the investment opportunity, such as a delay in the closing of a property or a delay in the construction of a property, may cause any such investment to be more appropriate for an entity other than the entity which committed to make the investment. Although the Company is not bound by these conflict resolution procedures, the Company may be restricted by such procedures.

PROPOSAL II

APPROVAL OF PROPOSED AMENDMENTS TO CHARTER

REMOVING CERTAIN NASAA-MANDATED LIMITATIONS

The Board declared an amendment and restatement of the Charter advisable, to among other things, reflect recent developments in corporate governance, resolve certain inconsistencies between the Charter and Maryland law, and to remove from the Charter certain provisions from the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association (the “NASAA Guidelines”). The Board directed that proposals to amend and restate the Charter be submitted for stockholder consideration at the 2013 Annual Meeting. Please see the form of Articles of Amendment and Restatement (the “Proposed Charter”) attached hereto as Exhibit A, which has been marked to show the proposed changes from our existing Charter. The following description in this Proposal II, together with the descriptions set forth in Proposals III – IX, collectively summarize the amendments that the Board approved in the Proposed Charter, each of which is qualified in its entirety by reference to Exhibit A, which you should read in its entirety.

This Proposal II relates to the removal from the Charter (either immediately or upon listing of the Company’s stock on a national securities exchange) of certain provisions from the NASAA Guidelines that apply to REITs with shares that are publicly registered with the Commission but are not listed on a national securities exchange, which are not typically included in the charters of exchange-traded REITs and other companies, including the Company’s competitors.

Background

We conducted a public offering of shares of our common stock between April 2010 and April 2013. Because shares of our common stock are not listed on a national securities exchange, and were not expected to be listed in connection with our public offerings of shares of our common stock, we were required to register our public offerings with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold REITs to the standards set forth in the NASAA Guidelines. Because we are a REIT, a number of states where we wished to offer securities for sale required us to comply with the NASAA Guidelines. As a result, our current Charter includes a number of limitations that are imposed by the NASAA Guidelines. As we ceased raising capital in a primary public offering in April 2013 and do not intend to raise capital in such a manner in the future, our Board believes that it would be in the best interest of the Company to remove some of these NASAA-mandated limitations because they impose an administrative burden on the Company and could put us at a competitive disadvantage relative to our competitors whose charters do not contain these restrictions.

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the removal of certain NASAA-mandated limitations, and is qualified in its entirety by the complete text of the Proposed Charter, which is attached as Exhibit A.

Provisions Regarding Our Advisor and its Affiliates

Our current Charter contains provisions that limit our ability to engage in specific transactions with our Advisor, any director or their respective affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of our disinterested directors (including a majority of our disinterested Independent Directors). These provisions address a number of transactions including joint ventures, sales and leases to and from us, loans to and from us, as well as general restrictions on affiliated transactions with the Advisor and its affiliates.

The Maryland General Corporation Law (the “MGCL”) to which the Company is subject already contains a provision subjecting a transaction between a corporation and any of its directors or any other entity in which any of its directors is a director or has a material financial interest to voidability, unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the corporation. In order to streamline the approval process for affiliated transactions, our Proposed Charter provides for the expiration, upon listing of the Company’s stock on a national securities exchange, of these specific, related-party approval provisions and instead includes the requirements of the MGCL with respect to such transactions. In addition, the Proposed Charter provides for the expiration upon listing of the requirement that a majority of the Independent Directors approve certain matters to which certain sections of the NASAA Guidelines apply.

Our Board does not believe that the expiration upon listing of these transaction specific approvals related to the Advisor and its affiliates will have an adverse effect on us because we will retain the requirement that any affiliated transaction be effected only if the majority of the disinterested directors (including a majority of the disinterested Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and the stockholders.

Provisions Regarding Investor Suitability

Our current Charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA Guidelines. The Proposed Charter provides for the expiration, upon listing of the Company’s stock on a national securities exchange of the requirements in Section 8.8 of Article 8 of the Charter that stockholders meet certain suitability criteria regarding suitability and minimum investment of stockholders. The expiration of these requirements upon listing generally will provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA Guidelines. In addition, the expiration of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, the expiration upon listing of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder. Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.

Provisions Regarding Access to Stockholder List and Inspection of Records

The Proposed Charter revises provisions relating to stockholders’ ability to inspect the Company’s records and access its stockholder list. The provisions currently in our Charter were included to meet requirements imposed by the NASAA Guidelines and are not consistent with the charters of other Maryland corporations, which generally rely on Maryland law and their bylaws to govern access to a stockholder list.

Our current Charter provides that any stockholder may request a copy of the stockholder list (which includes stockholders’ phone numbers) in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose. Under the Proposed Charter, the rights of our stockholders to obtain a list of stockholders will be limited to the rights provided for under Maryland law. Specifically, the Board proposes the addition of language to Section 8.5 which clarifies that stockholders are permitted to inspect only such records to which they are entitled under applicable law. The Board further proposes in Section 8.6 of Article 8 of the Charter the expiration upon listing of the Company’s stock on a national securities exchange of the NASAA Guidelines requirement that the Company provide a copy of its stockholder list to any stockholder upon request. These rights are more restrictive than those included in our current Charter, however, the MGCL permits access to corporate documents, including bylaws, minutes of stockholder proceedings, annual statements of affairs, voting trust agreements on file at the corporation’s principal office, and statements showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list. In addition, Maryland law does not provide for receipt of the telephone numbers of stockholders in connection with receipt of a stockholder list.

Our board believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders.

We believe the changes also enhance our takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management. Although we believe the changes are in the best interest of the Company, the proposed changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares. The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

Provisions Regarding Directors

Number of Directors.  The proposed amendment of Section 2.1 of Article 2 of the Charter would delete the provision capping the number of directors at 11. Under the MGCL, there is no limit on the number of directors. The proposed amendment Section 2.1 of Article 2 would provide for the expiration upon listing the requirement that a majority of the Board consist of independent directors (as defined by the NASAA Guidelines), and that independent directors nominate replacements for vacancies in the independent director position.

Independence of Directors.  While the New York Stock Exchange (“NYSE”) rules would require that a majority of the Company’s directors be independent in order for the Company to list its shares, the NYSE definition of independence is much less restrictive than the NASAA Guidelines definition. The proposed amendment of the definition of “Independent Director” in Section 1.5 provides that, upon listing, such term will have the meaning given to it in Section 303A.02 of the New York Stock Exchange Listed Company Manual. The proposed amendment would also provide for the expiration upon listing of the requirement that all committees (even ad hoc committees) be comprised of a majority of independent directors.

Experience of Directors.  The Board proposes the expiration upon listing of the NASAA Guidelines requirements in Section 2.2 of Article 2 of the Charter that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one Independent Director have at least three years of relevant real estate experience.

Approval by Independent Directors.  The Proposed Charter provides for the expiration upon listing of the NASAA Guidelines requirement in Section 2.5 of Article 2 of the Charter that certain specified matters be approved by the Company’s Independent Directors.

Provisions Regarding Stockholders

Stockholder Meetings.  The Proposed Charter provides for the expiration upon listing of the NASAA Guidelines requirements in Section 8.1 of Article 8 of the Charter that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, and (b) a special meeting of stockholders be called upon the request of the holders of at least ten percent of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be as high as a majority).

Voting Limitations.  The Proposed Charter provides for the expiration upon listing of the NASAA Guidelines restrictions in Section 8.3 of Article 8 of the Charter on voting of common stock by directors, the Company’s Advisor and their affiliates regarding the removal of any of them or a transaction between the Company and any of them.

Provisions Regarding Distributions

The Proposed Charter provides for the expiration upon listing of the NASAA Guidelines restriction in Section 7.2(iv) of Article 7 of the Charter on distributions in kind, and the addition of a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class.

Provisions Regarding Roll-ups

Section 10.3 of our Charter contains procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”), imposed by the NASAA Guidelines. These provisions require among other things, that, in connection with any proposed roll-up transaction (defined generally as a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a roll-up entity, as defined in the Charter, to the stockholders), (a) an appraisal of all of the Company’s assets be obtained from a competent independent appraiser and (b) the person sponsoring the roll-up transaction offer to stockholders who vote against the proposed roll-up transaction the choice of (i) accepting the securities of the roll-up entity or (ii) the choice of (A) remaining as stockholders of the Company and preserving their interests on the same terms and conditions as existed previously or (B) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Company’s net assets. In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the Company. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by the Company. In order to give the Board the maximum flexibility in considering strategic alternatives, the Board also proposes amending Section 10.3 of Article 10 of the Charter to delete the NASAA Guidelines restrictions on roll-up transactions.

If this proposed amendment to the Charter is approved, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our Board of Directors and our stockholders may believe to be in the stockholders’ best interest.

Provisions Regarding Indemnification of Officers and Directors

Consistent with the NASAA Guidelines, Section 9.2 of Article 9 of the Charter includes many restrictions on exculpation and indemnification that are not contained in the MGCL, including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and Independent Directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under Section 9.3 of Article 9 of the Charter. For instance, in a stockholder derivative suit, the Company may not advance expenses to its directors and officers unless a court of competent jurisdiction first approves such advancement.

Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Because litigation involving companies exploring strategic alternatives or considering possible liquidity events is quite common, in order to conform our Charter more closely with those of our competitor REITs who are listed on an exchange, and to retain and recruit qualified and experienced officers and directors, we recommend amending Article 9 of the Charter to provide directors and officers the maximum exculpation, indemnification and advance of expenses permitted under Maryland law.

Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the Proposed Charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to our non-independent directors) and gross negligence or intentional misconduct (as to our Independent Directors) or from our officers if they fail to satisfy their duties under Maryland law. In addition, the Proposed Charter amendment would provide for indemnification of our directors and officers and permit indemnification of the Advisor and its affiliates in circumstances where indemnification is currently limited by our Charter. The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the Proposed Charter amendment. The proposed amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

Miscellaneous Provisions

Investment Objectives and Limitations.  The Board proposes the expiration upon listing of the NASAA Guidelines provisions in Section 5.3, 5.4 and 5.5 of Article 5 of the Charter requiring an annual review of the Company’s investment policies, requiring the consideration to be paid for real property to be based on the property’s fair market value, and prohibiting certain joint ventures.

The foregoing summary descriptions in this Proposal II relate to the removal of various NASAA-mandated limitations and are qualified by the complete text of the Proposed Charter, attached as Exhibit A, which you are urged to read in its entirety.

The foregoing proposed amendments to the Charter set forth above (Proposal II) require the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal II, above.

PROPOSAL III

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING DIRECTORS’ STANDARD OF CARE

To align the Charter more closely with Maryland law, it is proposed that Section 3.1 of the Charter be amended to no longer provide that directors are fiduciaries of the Company and our stockholders. Instead, if this amendment is approved, the Company’s directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interests, and with the care than an ordinarily prudent person in a like position would use under similar circumstances. We are recommending this revision because we believe it will improve our ability to retain and recruit board candidates.

The proposed amendment to the Charter set forth above (Proposal III) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal III, above.

PROPOSAL IV

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING AMENDMENT OF THE BYLAWS

The Proposed Charter provides for the deletion of the prohibition in Section 3.2(xxii) on amendments of the Bylaws without a stockholder vote to the extent such amendments adversely affect the rights, preferences and privileges of stockholders (although, as further discussed in Proposal X, below, the Bylaws will continue to require such stockholder vote until listing of the Company’s stock on a national securities exchange).

The proposed amendment to the Charter set forth above (Proposal IV) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal IV, above.

PROPOSAL V

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING EXTRAORDINARY ACTIONS

The Board proposes the addition of new language in Section 8.4 providing that notwithstanding any greater vote that may otherwise be required, extraordinary actions (e.g., amendments of the Charter, mergers, consolidations, transfers of all or substantially all of the Company’s assets, statutory share exchanges, dissolution) are subject only to the affirmative vote of a majority of the votes entitled to be cast on the matter.

The proposed amendment to the Charter set forth above (Proposal V) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal V, above.

PROPOSAL VI

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING AMENDMENTS OF THE CHARTER

The Proposed Charter deletes the provision in Section 10.1 permitting stockholders to amend the Charter without the necessity for concurrence by the Board, which conflicts with Maryland law.

The proposed amendment to the Charter set forth above (Proposal VI) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal VI, above.

PROPOSAL VII

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING MERGERS, REORGANIZATIONS, ETC.

The Board proposes the deletion of the provisions in current Section 10.2 relating to reorganizations, which are largely redundant of current Section 10.3 relating to mergers, consolidations or asset sales. The Board also proposes the addition of language in current Section 10.3 permitting certain mergers or transfers of all or substantially all of the Company’s assets (e.g., (i) mergers with a 90% or more owned subsidiary in which the Charter is not amended and stockholder contract rights do not change, (ii) mergers in which the Company is the successor entity and the terms of its stock do not change, the Charter is not otherwise amended and the number of shares of stock of any class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of the class or series outstanding immediately before the merger becomes effective and (iii) transfers of all or substantially all of the Company’s assets to a wholly owned subsidiary or by mortgage or pledge) without a stockholder vote.

The proposed amendment to the Charter set forth above (Proposal VII) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal VII, above

PROPOSAL VIII

APPROVAL OF PROPOSED AMENDMENT TO CHARTER

REGARDING DISSOLUTION

The Board proposes the deletion of the provision in Section 11.2 of the Charter that permits stockholders to dissolve the Company without the necessity for concurrence by the Board, which conflicts with Maryland law.

The above summary description is qualified in its entirety by the complete text of the Proposed Charter, which is attached as Exhibit A.

The proposed amendment to the Charter set forth above (Proposal VIII) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal VIII, above.

PROPOSAL IX

APPROVAL OF PROPOSED AMENDMENTS TO CHARTER

REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL

MODIFICATIONS

The Proposed Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions.

The above summary description is qualified in its entirety by the complete text of the Proposed Charter, which is attached as Exhibit A.

The proposed ministerial modifications and conforming changes to the Charter require the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the proposed amendment and restatement of the Charter as described in Proposal IX, above.

If the foregoing proposals to amend the Charter (Proposals II – IX) are approved by the stockholders (regardless of whether the stockholders approve the amendment to the Bylaws described in Proposal X, below), the Articles of Amendment and Restatement will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and the amendment and restatement as described above will be effective upon the acceptance for record of the Articles of Amendment and Restatement by the SDAT. If the stockholders approve any one or more but not all of the proposals to amend the Charter, we will file Articles of Amendment and Restatement containing only the amendments that were approved.

PROPOSAL X

APPROVAL OF PROPOSED AMENDMENT TO THE BYLAWS

CONFERRING AUTHORITY ON THE BOARD TO AMEND THE BYLAWS

The Board has declared an amendment of the Bylaws advisable, and directed that a proposal to amend the Bylaws be submitted for consideration at the 2013 Annual Meeting. Please see attached hereto as Exhibit B a form of Amendment to Bylaws (the “Proposed Amendment”).

The Board proposes the addition of a provision in Section 1 of Article XIII of the Bylaws giving the Board the exclusive power to adopt, alter or repeal the Bylaws and to make new Bylaws, after the Company’s stock is listed on a national securities exchange.

The foregoing summary description of the Proposed Amendment to the Bylaws is qualified in its entirety by reference to the complete text of the Proposed Amendment set forth in Exhibit B, which you should read in its entirety.

If the stockholders do not approve the amendment to the Charter described in Proposal IV above, the Proposed Amendment to the Bylaws will not be adopted.

The Proposed Amendment to the Bylaws set forth above (Proposal X) requires the affirmative vote of a majority of the outstanding shares entitled to vote at the 2013 Annual Meeting.

The Board unanimously recommends a vote “FOR” approval of the Proposed

Amendment to the Bylaws as described in Proposal X, above.

PROPOSAL XI

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers acted as the Company’s independent registered certified public accounting firm to audit the Company’s books and records for the fiscal year ended December 31, 2012. PricewaterhouseCoopers reports directly to the Company’s Audit Committee. The Audit Committee has recommended to the Board that PricewaterhouseCoopers be appointed as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2013. Upon recommendation of the Audit Committee, the Board has approved the appointment of PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2013. Stockholder ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted by abstention, broker non-vote or by not submitting a proxy, have no impact on the outcome of the proposal.

Although not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. If the Company’s stockholders do not ratify the appointment, the Company’s Audit Committee will reconsider the appointment of PricewaterhouseCoopers, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the Company’s best interest and the best interest of the Company’s stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the 2013 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from the Company’s stockholders.

The Board unanimously recommends a vote “FOR” ratification of the appointment of

PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

Auditor Fees

PricewaterhouseCoopers serves as the Company’s principal accounting firm and audited the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for 2012 and 2011 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table.

	2012	2011
Audit fees	$203,471	$245,724
Audit-related fees	74,500	45,500
Tax fees	110,229	13,480
All other fees	–	–

Total fees	$388,200	$304,704

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements included in the Company’s 2012 Annual Report on Form 10-K and quarterly reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees for services performed by PricewaterhouseCoopers that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include consents related to the Company’s registration statements, assistance with and review of other documents filed with the Commission and accounting advice on completed transactions.

Audit-Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions.

All Other Fees – There were no professional services rendered by PricewaterhouseCoopers that would be classified as other fees during the years ended December 31, 2012 and 2011.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the 2013 Annual Meeting other than those stated herein. If any other business should come before the 2013 Annual Meeting, the person(s) named in the enclosed proxy will vote thereon in their discretion.

PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2014 (the “2014 Annual Meeting”) must be received at the Company’s offices at 450 South Orange Avenue, Orlando, Florida 32801 no later than December 30, 2013.

Notwithstanding the aforementioned deadline, under the Company’s Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by Holly J. Greer, Secretary of the Company. With respect to proposals for the 2014 Annual Meeting, the Secretary of the Company must receive notice of any such proposal no earlier than January 13, 2014 and no later than February 12, 2014.

By Order of the Board of Directors,

Holly J. Greer
Secretary

April 29, 2013

Orlando, Florida

EXHIBIT A

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

~~MACQUARIE CNL~~ GLOBAL INCOME TRUST, INC.

~~Macquarie CNL~~ Global Income Trust, Inc., a Maryland corporation having its principal office at 351 West Camden Street, Baltimore, Maryland 21201 (hereinafter, the “Company”), hereby certifies to the State Department of Assessments and Taxation ~~of the State~~ of Maryland, that:

FIRST:  The Company desires to amend and restate its ~~articles of incorporation~~charter as currently in effect.

SECOND:  The provisions of the ~~articles of amendment and restatement, dated January 21, 2010, which are~~charter as now in effect and as amended hereby, in accordance with the Maryland General Corporation Law ~~(the “MGCL”)~~, are as follows.

~~SECOND ARTICLES OF AMENDMENT AND RESTATEMENT~~

~~OF~~

~~MACQUARIE CNL GLOBAL INCOME TRUST, INC.~~

* * * * * * * * * *

ARTICLE 1

THE COMPANY; DEFINITIONS

SECTION 1.1 Name. The name of the corporation (the “Company”) is:

~~Macquarie CNL~~ Global Income Trust, Inc.

So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word “Company” wherever used in ~~these Second Articles of Amendment and Restatement of Macquarie CNL~~the charter of Global Income Trust, Inc. (~~these~~the “Articles of Incorporation”), except where the context otherwise requires) shall refer to the ~~Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors~~Company.

Under circumstances in which the Directors determine that the use of the name “~~Macquarie CNL~~ Global Income Trust, Inc.” is not practicable, they may use any other designation or name for the Company.

SECTION 1.2 Resident Agent; Principal Office. The name and address of the resident agent ~~for service of process~~ of the Company in the State of Maryland ~~is The Corporation Trust Incorporated~~are National Registered Agents Inc. of MD, 351 West Camden Street, Baltimore, Maryland 21201. The ~~Company may have such~~address of the principal office ~~within~~of the Company in the State of Maryland ~~as the Directors may from time to time determine. Principal office at 351 W.~~is c/o National Registered Agents Inc. of MD, 351 West Camden ~~St.~~Street, Baltimore, ~~MD~~Maryland 21201.

The Company may also have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

SECTION 1.3 Nature of Company.  The Company is a Maryland corporation within the meaning of the MGCL.

SECTION 1.4 Purposes.  The purposes for which the Company is formed are to conduct any business for which corporations may be organized under the laws of the State of Maryland including, but not limited to, the following: (i) to acquire, hold, own, develop, construct, improve, maintain, ~~operate,~~ sell, lease, transfer, encumber, convey, exchange and otherwise dispose of, deal with or invest in real and personal property; (ii) to engage in the business of offering financing including mortgage financing secured by Real Property; and (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing.

SECTION 1.5 Definitions.  As used in ~~these~~the Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires (certain other terms used in Article VII hereof are defined in Section 7.7(i) hereof):

“Acquisition Expenses” means any and all expenses, exclusive of Acquisition Fees, incurred by the Company, the Operating Partnership, the Advisor, or any of their Affiliates in connection with the selection, acquisition, development or construction of any investment, including any Real Property, Real Estate Related Securities, Loans or Permitted Investments, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums, and the costs of performing due diligence.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company, the Operating Partnership or the Advisor) in connection with the selection, evaluation, structure, purchase, development or construction of Real Property or with making or investing in Loans, Real Estate Related Securities or Permitted Investments, including real estate commissions, selection fees, investment services fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Advisor in connection with the actual development and construction of a project.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 4.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all such functions.

“Advisory Agreement” means that certain agreement among the Company, the Advisor and the Operating Partnership pursuant to which the Advisor will act as the advisor to the Company and provide specified services to the Company.

“Affiliate” or “Affiliated” or any derivation thereof means with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; or (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. ~~Notwithstanding anything to the contrary contained herein, CNL Global Income Advisors, LLC and its Affiliates, on the one hand, and Macquarie Real Estate Advisory Services LLC and its Affiliates, on the other hand, shall not be deemed Affiliates of each other.~~

“Asset” means any Real Property, Real Estate Related Security, Loan, Permitted Investment or other investment (other than investments in bank accounts or money market funds) owned by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries, and any other investment made by the Company, directly or indirectly through one or more of its Joint Ventures or Subsidiaries.

“Asset Management Fee” has the meaning set forth in Section 4.13 hereof.

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the Assets before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means the common stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of ~~these~~the Articles of Incorporation and applicable law, as described in Section 7.3(ii) hereof.

“Company Property” means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing (including all rents, income, profits and gains therefrom), and which is owned or held by, or for the account of, the Company, the Operating Partnership, any Subsidiary or any Joint Venture of any of the foregoing.

“Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

“Contract Purchase Price” means the amount actually paid in respect of the purchase of a Real Property, and the amount budgeted in respect of the development, construction or improvement of a Real Property, the amount of funds advanced with respect to a Loan or the amount actually paid in respect to the purchase of other Real Estate Related Securities or Permitted Investments, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitation on a Company Property.

“Development Fee” means a fee for the packaging of a Company Property, including negotiating and approving plans and assisting in obtaining zoning and necessary variances and financing for a specific Company Property to be developed or under development, either initially or at a later date.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 2.4 of ~~these~~the Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

“Disposition Fee” means the fee payable to the Advisor under Section 4.6 hereof.

“Distributions” means any distributions (as such term is defined in Section 2-301 of the MGCL) of money or other property, which includes Equity Shares, pursuant to Section 7.2 hereof, by the Company to owners of Equity Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Equity Shares” means ~~transferable~~ shares of ~~beneficial interest~~capital stock of the Company of any class or series, including Common Shares or Preferred Shares. The use of the term “Equity Shares” or any term defined by reference to the term “Equity Shares” shall refer to the particular class or series of capital stock of the Company which is appropriate under the context.

“Excess Shares” means the excess shares, par value $0.01 per share, exchanged for shares of Common Stock or Preferred Stock, as the case may be, transferred or proposed to be transferred in excess of the Ownership Limit or which would otherwise jeopardize the Company’s status as a REIT under the Code.

“Expense Year” means four consecutive fiscal quarters.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the Commission.

“Gross Proceeds” means the purchase price of all Equity Shares sold for the account of the Company through all Offerings, without deduction for Organizational and Offering Expenses or volume or other discounts. For the purpose of computing Gross Proceeds, the purchase price of any Equity Share for which reduced or no Selling Commissions or Marketing Support Fees are paid to the Managing Dealer or a Participating Broker shall be deemed to be the full amount of the Offering price per Equity Share pursuant to the Prospectus for such Offering, with the exception of Equity Shares purchased pursuant to the Company’s Reinvestment Plan, which will be factored into the calculation using their actual purchase price.

“Incentive Fees” means the Subordinated Share of Net Sales Proceeds, the Subordinated Incentive Fee and the Performance Fee.

~~“Indemnitee” has the meaning set forth in Section 9.2(iii) hereof.~~

“Independent Appraiser” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or Advisor by virtue of (i) ownership of an interest in the Sponsor, Advisor or any of their Affiliates, (ii) employment by the Sponsor, Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs sponsored by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, Advisor or any of their Affiliates. A business or professional relationship is considered material if the gross revenue derived by the Director from the Sponsor, Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor, any of their Affiliates, or the Company. Notwithstanding the foregoing, after Listing, “Independent Director” shall have the meaning given to such term in Section 303A.02 of the New York Stock Exchange Listed Company Manual.

“Initial Effective Date” has the meaning set forth in Section 4.9 hereof.

“Initial Public Offering” means the Company’s first public offering of Equity Shares pursuant to an effective registration statement filed under the Securities Act.

“Invested Capital” means the amount calculated by multiplying the total number of Common Shares issued and outstanding by the Offering price per share, without deduction for volume or other discounts or Organizational and Offering Expenses (which price per Common Share, in the case of Common Shares purchased pursuant to the Reinvestment Plan, shall be deemed to be the actual purchase price), reduced by the amount paid to redeem Common Shares pursuant to the Company’s redemption plan.

“Joint Venture” or “Joint Ventures” means those joint venture or partnership arrangements in which the Company, the Operating Partnership or any of its subsidiaries is a co-venturer or partner and which are established to acquire Real Properties, Real Estate Related Securities, Loans or Permitted Investments.

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans and excluding accounts payable) outstanding at any time, both secured and unsecured.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the Equity Shares in one or more related transactions, or similar transaction involving the Company or the Operating Partnership pursuant to which the Stockholders receive for their Equity Shares, as full or partial consideration, cash, Listed or non-Listed equity Securities or combination thereof.

“Listing” or “Listed” means the listing of the Common Shares of the Company (or any successor thereof) on a national securities exchange or the receipt by the Company’s Stockholders of securities that are approved for trading on a national securities exchange in exchange for the Company’s Common Shares. With regard to the Company’s

Common Shares, upon commencement of trading of the Common Shares of the Company on a national securities exchange, the Company’s Common Shares shall be deemed Listed.

“Loans” means Mortgage Loans and other types of debt financing provided by or held by the Company from time to time.

“Managing Dealer” means CNL Securities Corp., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the managing dealer for a securities offering by the Company. CNL Securities Corp. is a member of FINRA.

“Marketing Support Fee” means the fees payable to the Managing Dealer in connection with the sale of Equity Shares for marketing support.

“Market Value” means the value of the Company measured in connection with an applicable Liquidity Event determined as follows (i) in the case of the Listing of the Common Shares of the Company on a national securities exchange, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which the Common Shares are traded, with such period beginning 180 days after Listing of the Company’s Common Shares, (ii) in the case of the receipt by Stockholders of securities of another entity that are approved for trading on a national securities exchange in connection with the consummation of such Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days during which such securities are traded, with such period beginning 180 days after the commencement of trading of such securities or (iii) in the case of the receipt by Stockholders of securities of another entity that are trading on a national securities exchange prior to the consummation of the Liquidity Event, by taking the average closing price or average of bid and asked price thereof, as the case may be, over a period of 30 days ending on the effective date of the Liquidity Event. Any cash consideration received by the Stockholders in connection with any Liquidity Event shall be added to the Market Value determined in accordance with clause (i), (ii) or (iii). In the event that the Stockholders receive non-Listed equity Securities as full or partial consideration with respect to any Liquidity Event, no value shall be attributed to such non-Listed equity Securities and the Market Value in any such Liquidity Event shall be solely with respect to Listed securities and/or cash received in such Liquidity Event, if any, as determined above.

“MGCL” means ~~those provisions of~~ the ~~Code of~~ Maryland ~~relating to “Corporations and Associations.”~~ General Corporation Law.

“Mortgage Loans” means, in connection with mortgage financing provided by or held by the Company, notes or other evidences of indebtedness or obligations that are secured or collateralized by Real Property owned by the borrowers.

“Mortgages” means mortgages, deeds of trust or other security interests on or applicable to Real Property.

“NASAA REIT Guidelines” means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association on May 7, 2007.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“Net Income” means, for any period, the Company’s total revenues determined in accordance with GAAP applicable to such period, less the total expenses determined in accordance with GAAP applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and Acquisition Expenses and Acquisition Fees to the extent not capitalized, excluding any gain from the sale of Assets.

“Net Sales Proceeds” means in the case of a transaction described in clause (i) of the definition of Sale, the proceeds of any such transaction less the amount of all selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (ii) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (iii) of such definition, Net Sales Proceeds means the

Company’s or Operating Partnership’s pro rata share of the proceeds of any such transaction received by the Joint Venture, less the amount of any selling expenses incurred by or on behalf of the Joint Venture, less the amount of any selling expenses, including legal fees and expenses, incurred by or on behalf of the Company or the Operating Partnership. In the case of a transaction or series of transactions described in clause (iv) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, Operating Partnership or any Joint Venture, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (v) of such definition, Net Sales Proceeds means the proceeds of any such transaction received by the Company or the Operating Partnership less the amount of selling expenses incurred in connection with such transaction. With respect to each of the transactions or series of transactions described above in this definition, Net Sales Proceeds means the proceeds of such transaction or series of transactions less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company, the Operating Partnership or any Joint Venture in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. The repayment of debt shall be deducted from the proceeds of a transaction for the purpose of calculating Net Sales Proceeds.

“Non-Compliant Tender Offer” has the meaning set forth in Section 8.10 hereof.

“Offering” means the public offering of Equity Shares pursuant to a Prospectus.

“Operating Partnership” means ~~Macquarie CNL~~Global Income, LP, a Delaware limited partnership.

“Organizational and Offering Expenses” means any and all costs and expenses, including Selling Commissions and the Marketing Support Fee incurred by the Company or any of its Affiliates in connection with the formation, qualification and registration of the Company and the marketing and distribution of Equity Shares in an Offering, including, without limitation, the following: legal, accounting and escrow fees; due diligence expenses; printing, amending, supplementing, mailing and distributing costs; personnel costs associated with processing investor subscriptions and the preparation and dissemination of organizational and offering documents and sales materials; telecopy and telephone costs; charges of transfer agents, registrars, trustees, depositories, and experts; and fees, expenses and taxes related to the filing, registration and qualification of the Equity Shares under federal and state laws.

“Participating Broker” means broker-dealer who is a member of FINRA or who is exempt from broker-dealer registration, and who, in either case, has executed a participating broker or other agreement with the Managing Dealer to sell Equity Shares.

“Performance Fee” means the fee payable to the Advisor under Section 4.9 hereof.

“Permitted Investments” means all investments that are permitted to be made by a REIT under the Code.

“Person” means an individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association.

“Preferred Shares” means any class or series of preferred stock, par value $0.01 per share, of the Company that may be issued from time to time in accordance with the terms of ~~these~~the Articles of Incorporation and applicable law, as described in Section 7.4 hereof.

“Priority Return” means, as of any date, an aggregate amount equal to a 6% cumulative, non-compounded, annual return on Invested Capital, prorated for any partial year. For purposes of calculating the Priority Return for any calendar year or portion thereof, the Company will use the daily weighted average amount of Invested Capital for such period.

“Prospectus” means the most recent final prospectus of the Company relating to the Common Shares as filed with the Commission pursuant to Rule 424(b) under the Securities Act.

“Real Estate Asset Value” means the value of Real Properties wholly owned by the Company, the Operating Partnership and/or any of their respective Subsidiaries, determined on the basis of cost (before non-cash reserves and depreciation), plus, in the case of Real Properties owned by any Joint Venture or partnership in which the Company, the Operating Partnership and/or any of their Subsidiaries is the co-venturer or partner, the Company’s, Operating Partnership’s or such Subsidiary’s, as applicable, proportionate share of the value of such Real Properties determined on the basis of cost (before non-cash reserves and depreciation); provided, however, that during periods in which the Board is determining on a regular basis the current value of the Company’s net assets for purposes of enabling fiduciaries of employee benefit plan stockholders to comply with applicable Department of Labor reporting requirements, the “Real Estate Asset Value” shall be equal to the greater of (i) the amount determined pursuant to the foregoing or (ii) the most recent aggregate valuation of the Real Properties established by the most recent independent valuation reports (before non-cash reserves and depreciation). For the purpose of the foregoing, the cost basis of a Real Property shall include the original contract price thereof plus any capital improvements made thereto, exclusive of Acquisition Fees and Acquisition Expenses.

“Real Estate Related Securities” means the real estate related securities investments, or such investments the Board of Directors and the Advisor mutually designate as Real Estate Related Securities to the extent such investments could be classified as either Real Estate Related Securities or Real Property, which are owned from time to time by the Company, the Operating Partnership, Subsidiaries or Joint Ventures.

“Real Property” means (i) land, including the buildings located thereon, (ii) land only and/or (iii) the buildings only, which are owned from time to time by the Company or the Operating Partnership, either directly or through subsidiaries, joint venture arrangements or other partnerships, or (iv) such investments the Board of Directors and the Advisor mutually designate as Real Property to the extent such investments could be classified as either Real Property or Real Estate Related Securities. Properties sold by the Company, the Operating Partnership or any of their Subsidiaries to tenancy-in-common investors shall be deemed Real Property for the purposes of this definition so long as (a) such properties are being leased by the Company, the Operating Partnership or any of their Subsidiaries from the tenancy-in-common investors, and (b) such properties are reflected as assets of the Company in accordance with GAAP.

“Reinvestment Plan” means any reinvestment plan pursuant to which Stockholders may elect to have the full amount of their cash Distributions from the Company reinvested in additional Equity Shares of the Company.

“REIT” means a “real estate investment trust” as defined pursuant to sections 856 through 860 of the Code.

“REIT Provisions of the Code” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“Roll-Up Entity” means a partnership, REIT, corporation, trust or similar entity that would be created or that would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include (i) a transaction involving securities of the Company that have been listed on a national securities exchange for at least twelve (12) months; or (ii) a transaction involving the conversion to corporate, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or the investment objectives of the Company.~~

“Sale” or “Sales” means any transaction or series of transactions whereby: (i) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property, or portion thereof, and including any event with respect to any Real Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Real Property or portion thereof, including any event with respect to any Real Property which gives rise to insurance claims or condemnation awards; (iv) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Company, the Operating Partnership or any Joint Venture directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other asset not previously described in this definition or any portion thereof.

“Securities” means Equity Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing if and only if any such item is treated as a “security” under the Securities Exchange Act of 1934 or applicable state securities laws.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Commissions” means any and all commissions payable to underwriters, managing dealers, or other broker-dealers in connection with the sale of Equity Shares through Offerings, including, without limitation, selling commissions payable to the Managing Dealer.

“Sponsor” means for purposes of the obligations imposed under the NASAA REIT Guidelines, any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties, such as attorneys, accountants and underwriters, whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by (i) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (iii) having a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Company properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s length with the Company. ~~The Sponsors of the Company are CNL Financial Group, LLC and Macquarie Capital Funds Inc.~~

“Stockholder List” shall have the meaning as provided in Section 8.6 hereof.

“Stockholders” means the registered holders of the Company’s Equity Shares.

“Subordinated Incentive Fee” means the fee payable to the Advisor under Section 4.8 hereof.

“Subordinated Share of Net Sales Proceeds” means the fee payable to the Advisor under Section 4.7 hereof.

“Subsidiary” means any corporation, limited liability company, partnership, business trust or other entity of which the Company, directly or indirectly, owns or controls at least fifty percent (50%) of the voting securities or economic interests.

“Tendered Shares” has the meaning set forth in Section 8.10 hereof.

“Termination Date” means the date of termination of the Advisory Agreement.

“Total Operating Expenses” means all costs and expenses paid or incurred by the Company, as determined under GAAP, that relate in any way to the operation of the Company or to corporate business, including Asset Management Fees and other fees paid to the Advisor, but excluding (i) the expenses of raising capital such as Organizational and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of Equity Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) the Performance Fee, the Subordinated Incentive Fee, the

Subordinated Share of Net Sales Proceeds and any other incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Real Property, (viii) Disposition Fees (however any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the disposition of Securities as provided in Section 4.6 shall not be so excluded), (ix) property management fees and leasing commissions or other amounts incurred pursuant to property management agreements, (x) property or investment direct operating expenses, and (xi) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of Total Operating Expenses set forth above is intended to encompass only those expenses which are required to be treated as Total Operating Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

“Unimproved Real Property” means property in which the Company or the Operating Partnership has a direct or indirect equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE 2

BOARD OF DIRECTORS

SECTION 2.1 Number.  The total number of Directors shall be ~~not less than three (3) and not more than eleven (11), subject to the Bylaws and to any express rights of any holders of any series of Preferred Shares to elect additional Directors under specified circumstances. Such~~four (4), which number may be increased or decreased from time to time by resolution of the Directors then in office or by an affirmative vote of the holders of a majority of the Equity Shares outstanding and entitled to vote~~. A~~, subject to any express rights of any holders of any series of Preferred Shares to elect additional Directors under specified circumstances; provided, however, that the total number of Directors shall not be fewer than three (3). Until Listing, a majority of the Board of Directors will be Independent Directors, except for a period of ninety (90) days after the death, removal or resignation of an Independent Director~~.~~ , and Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term. Any vacancy created by an increase in the number of Directors will be filled, at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the entire Board of Directors. Any other vacancy will be filled at any regular meeting or at any special meeting of the Directors called for that purpose, by a majority of the remaining Directors, whether or not sufficient to constitute a quorum. For the purposes of voting for Directors, at any annual meeting or at any special meeting of the Stockholders called for that purpose, each Equity Share of stock entitled to vote generally in the election of Directors may be voted for as many individuals as there are Directors to be elected and for whose election ~~the~~such Equity Share is entitled to be voted, or as may otherwise be required by the MGCL or other applicable law as in effect from time to time.

SECTION 2.2 Experience.  ~~A~~Until Listing, a Director shall have had at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company~~. At~~ and at least one of the Independent Directors shall have three (3) years of relevant real estate experience.

SECTION 2.3 Committees.  Subject to the MGCL, the Directors may establish such committees as they deem appropriate, in their discretion, provided that, until Listing, the majority of the members of each committee are Independent Directors.

SECTION 2.4 Board; Term.  The current Directors are James M. Seneff, Jr., ~~Matthew S. Banks,~~ Douglas N. Benham, James P. Dietz and Stephen J. LaMontagne. Each Director shall hold office ~~for one (1) year from the date of his or her election,~~ until the next annual meeting of Stockholders and until his or her successor shall have been duly elected and shall have qualified. Directors may be elected to an unlimited number of successive terms.

SECTION 2.5 Approval by Independent Directors.  ~~A~~Until Listing, a majority of the Independent Directors must approve all matters which are specified in sections II.A, II.C, II.F, II.G, IV.A, IV.B, IV.C, IV.D, IV.E, IV.F, IV.G, V.E, V.H, V.J, VI.A, VI.B.4 and VI.G. of the NASAA REIT Guidelines.

SECTION 2.6 Resignation, Removal or Death.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. A Director may be removed from office with or without cause only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote, without the necessity for concurrence by the Directors, subject to the rights of any Preferred Shares to vote for such Directors. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.

SECTION 2.7 Business Combination Statute.  Notwithstanding any other provision of ~~these~~the Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Company and any Person.

SECTION 2.8 Control Share Acquisition Statute.  Notwithstanding any other provision of ~~these~~the Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

ARTICLE 3

POWERS OF DIRECTORS

SECTION 3.1 General.  ~~The Directors shall have fiduciary duties to the Company and to the stockholders in accordance with the MGCL.~~ Subject to the express limitations herein or in the Bylaws and to the general standard of care required of directors under the MGCL and other applicable law, (i) the business and affairs of the Company shall be managed under the direction of the Board of Directors and (ii) the Directors shall have full, exclusive and absolute power, control and authority over the Company Property and over the business of the Company as if they, in their own right, were the sole owners thereof, except as otherwise limited by ~~these~~the Articles of Incorporation. The Directors have established the written policies on investments and borrowing set forth in this Article III and Article V hereof and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Directors may take any actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Company. Any construction of ~~these~~the Articles of Incorporation or determination made in good faith by the Directors concerning their powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of ~~these~~the Articles of Incorporation or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Directors under the general laws of the State of Maryland as now or hereafter in force.

SECTION 3.2 Specific Powers and Authority.  Subject only to the express limitations herein, and in addition to all other powers and authority conferred by ~~these~~the Articles of Incorporation or by law, the Board of Directors, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:

(i) Investments.  Subject to Article V and Section ~~9.5~~9.4 hereof, to invest in, purchase or otherwise acquire and to hold Company Property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such Company Property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Directors may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Directors shall take such actions as they deem necessary and desirable to comply with any requirements of the MGCL relating to the types of Assets held by the Company.

(ii) REIT Qualification.  The Board of Directors shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in Section 1.5 hereof). In furtherance of the foregoing, the Board of Directors shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT until such time as the Board of Directors determines that it no longer is in the best interests of the Company to qualify as a REIT.

(iii) Sale, Disposition and Use of Company Property.  Subject to Article V and Sections ~~9.5~~9.4 and ~~10.3~~10.2 hereof, the Board of Directors shall have the authority to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company, the Directors, the Advisor or their Affiliates) or otherwise dispose of any or all of the Company Property by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Directors by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as they deem appropriate; to give consents and make contracts relating to the Company Property and its use or other property or matters; to develop, improve, manage, use, alter or otherwise deal with the Company Property; and to rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law.

(iv) Financings.  To borrow or, in any other manner, raise money for the purposes and on the terms they determine, which terms may (a) include evidencing the same by issuance of Securities of the Company and (b) may have such provisions as the Directors determine; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company Property to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that, until Listing, the Company’s Leverage may not exceed three hundred percent (300%) of Net Assets except as provided in the following sentence. Any excess in borrowing over such three hundred percent (300%) level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the REIT, along with justification for such excess.

(v) Lending.  Subject to the provisions of Sections 5.6(vii) and ~~9.5~~9.4 hereof, to lend money or other Company Property on such terms, for such purposes and to such Persons as they may determine.

(vi) Issuance of Securities.  Subject to the provisions of Article VII hereof, to create and authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Company, in shares, units or amounts of one or more types, series or classes, of Securities of the Company, which may have such voting rights, dividend or interest rates, preferences, subordinations, conversion or redemption prices or rights; maturity dates, distribution, exchange, or liquidation rights or other rights as the Directors may determine, without vote of or other action by the Stockholders, to such Persons for such consideration, at such time or times and in such manner and on such terms as the Directors determine, to list any of the Securities of the Company on any securities exchange; to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any Securities of the Company; and to acquire Excess Shares from the Excess Shares Trust pursuant to Section 7.8(x).

(vii) Expenses and Taxes.  To pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Directors, for carrying out the purposes of ~~these~~the Articles of Incorporation and conducting business of the Company, including compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company (including the Advisor and other Affiliates), and any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company Property or the Directors in connection therewith; and to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.

(viii) Collection and Enforcement.  To collect, sue for and receive money or other property due to the Company; to consent to extensions of the time for payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company Property or the Company’s affairs; to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.

(ix) Deposits.  To deposit funds or Securities constituting part of the Company Property in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Directors determine.

(x) Allocation; Accounts.  To determine whether moneys, profits or other Assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in their discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any Company Property in such amounts and by such methods as they determine; to determine what constitutes net earnings, profits or surplus; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.

(xi) Valuation of Property.  To determine the value of all or any part of the Company Property and of any services, Securities, or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company Property, all in accordance with such appraisals or other information as are reasonable, in their sole judgment.

(xii) Ownership and Voting Powers.  To exercise all of the rights, powers, options and privileges as the general partner of the Operating Partnership and pertaining to the ownership of any Mortgages, Securities, Real Estate Related Securities and other Company Property to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.

(xiii) Officers, Etc.; Delegation of Powers.  To elect, appoint or employ such officers for the Company and such committees of the Board of Directors with such powers and duties as the Directors may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including subject to Section ~~9.5~~9.4 hereof, the Advisor or any Director and Person who is an Affiliate of any Director or the Advisor) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Directors may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of Directors or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board of Directors or as its attorneys or otherwise, as the Directors may determine; and to establish such committees as they deem appropriate.

(xiv) Associations.  Subject to Section ~~9.5~~9.4 hereof, to cause the Company to enter into joint ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.

(xv) Reorganizations, Etc.  Subject to ~~Sections~~Section 10.2 ~~and 10.3~~ hereof, to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company Property, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Directors deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of ~~these~~the Articles of Incorporation, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company Property to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, Securities or any other interests.

(xvi) Insurance.  To purchase and pay for out of Company Property insurance policies insuring the Stockholders, Company and the Company Property against any and all risks, and insuring the Directors, Advisors and Affiliates of the Company individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder.

(xvii) Distributions.  To declare and pay dividends or other Distributions to Stockholders, subject to the provisions of Section 7.2 hereof.

(xviii) Discontinue Operations; Bankruptcy.  To discontinue the operations of the Company (subject to Section 10.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Company Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; or to take such other action with respect to indebtedness or other obligations of the Directors, the Company Property or the Company as the Directors, in such capacity, and in their discretion may determine.

(xix) Termination of Status.  To terminate the status of the Company as a real estate investment trust under the REIT Provisions of the Code.

(xx) Fiscal Year.  Subject to the Code, to adopt, and from time to time change, a fiscal year for the Company.

(xxi) Seal.  To adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.

(xxii) Bylaws.  To adopt, implement and from time to time alter, amend or repeal the Bylaws of the Company relating to the business and organization of the Company, provided that such amendments are not inconsistent with the provisions of ~~these~~the Articles of Incorporation~~, and further provided that the Directors may not amend the Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders~~.

(xxiii) Listing of Common Shares.  To cause the Listing at any time after completion or termination of the Initial Public Offering.

(xxiv) Further Powers.  To do all other acts and things and execute and deliver all instruments incident to the foregoing powers, and to exercise all powers which they deem necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of ~~these~~the Articles of Incorporation, even if such powers are not specifically provided hereby.

SECTION 3.3 Determination of Best Interest of Company.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Directors consistent with ~~these~~the Articles of Incorporation, shall be final and conclusive and shall be binding upon the Company and every Stockholder: (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other Distributions; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operation, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the provisions of ~~these~~the Articles of Incorporation, including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of shares; (v) the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or the Operating Partnership or of any Equity Shares; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any Assets by the Company or the Operating Partnership; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or (ix) any other matter relating to the business and affairs of the Company or the Operating Partnership or required or permitted by applicable law, the Articles of Incorporation, the Bylaws or otherwise to be determined by the Directors.

ARTICLE 4

ADVISOR

SECTION 4.1 Appointment and Initial Investment of Advisor.  The Directors are responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with the Company or any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Directors may, in their sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Notwithstanding the foregoing, a Person hired or retained by the Company or the Advisor to perform the property or other asset management and related services for the Company or the Operating Partnership that is not hired or retained to perform substantially all of the functions of the Advisor with respect to the Company or the Operating Partnership as a whole shall not be deemed to be an Advisor.

SECTION 4.2 Supervision of Advisor.  The Directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Directors. The Directors shall establish written policies on investments and borrowings and shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fees paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that it deems relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

SECTION 4.3 Fiduciary Obligations.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.

SECTION 4.4 Affiliation and Functions.  The Directors, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

SECTION 4.5 Termination.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

SECTION 4.6 Disposition Fee.  If the Advisor, its Affiliates or related parties provide a substantial amount of the services (as determined in good faith by a majority of the Independent Directors) in connection with the Sale of one or more Assets (including a Sale of all of the Assets or the sale of the Company or a portion thereof), the Advisor, Affiliate or related party shall receive a disposition fee (the “Disposition Fee”) in an amount equal to: (i) in the case of the Sale of Real Property, the lesser of (A) one-half of the Competitive Real Estate Commission, or (B) 1.0% of the sales price of such Real Property or Properties; and (ii) in the case of the Sale of other Assets (other than Real Property or a Loan), one percent (1.0%) of the sales price of such Asset that is not a Real Property or a Loan. The total of all real estate commissions paid by the Company to all Persons in connection with any Sale of one or more Real Property or Real Properties shall not exceed the lesser of (i) a Competitive Real Estate Commission or (ii) 6% of the gross sales price of the Real Property or Real Properties. In the case of the Sale of Loans, the Advisor, Affiliate or related party shall receive a Disposition Fee in an amount equal to 1.0% of the contract sales price of any Loan. The Advisor, Affiliate or related party will not receive a Disposition Fee upon the maturity, prepayment, workout, modification or extension of a Loan unless there is a corresponding fee paid by the borrower, in which case the Advisor, Affiliate or related party will receive a Disposition Fee in an amount equal to the lesser of (i) 1.0% of the principal amount of the Loan or (ii) the amount of the fee paid by the borrower in connection with such transaction. If the Company or the Operating Partnership takes ownership of a Real Property as a result of a workout or foreclosure of a Loan, the Advisor, Affiliate or related party will receive a Disposition Fee in an amount equal to 1.0% of the sale price of such Real Property. The maximum Disposition Fee on any Loan shall be limited to 1.0% of the contract sales price. Any such Disposition Fee deemed to be earned by the Advisor, Affiliate or related party shall be paid by the Company or the Operating Partnership to the Advisor, Affiliate or related party upon the closing of the Sale. Notwithstanding the foregoing, no Disposition Fee will be paid to the Advisor in connection with the Sale by the Company or the Operating Partnership of investments that are Real Estate Related Securities that are Securities, Permitted Investments that are Securities, or Loans that are Securities; provided, however, a Disposition Fee in the form of a usual and customary brokerage fee may be paid by the Company or the Operating Partnership to an Affiliate or related party of the Advisor in connection with the disposition of such Securities, if, at the time of such payment, such Affiliate or related party is a properly registered and licensed broker dealer (or equivalent) in the jurisdiction in which the Securities are being sold and has provided substantial services in connection with the disposition of the Securities. Any such Disposition Fee deemed to be earned by such Affiliate or related party shall be paid by the Company or the Operating Partnership to such Affiliate or related party upon the closing of the Sale of the Securities. Any Disposition Fee paid to an Affiliate or related party of the Advisor in connection with the Sale of Securities shall be included in Total Operating Expenses for purposes of calculating conformance with the 2%/25% Guidelines.

SECTION 4.7 Subordinated Share of Net Sales Proceeds.  The Subordinated Share of Net Sales Proceeds (the “Subordinated Share of Net Sales Proceeds”) shall be payable to the Advisor in an amount equal to fifteen percent (15%) of the amount by which (i) the sum of (A) Net Sales Proceeds from Sales, and (B) the total Distributions paid to holders of Common Shares from the Company’s inception through the measurement date, and (C) the total of any Incentive Fees paid from inception through the measurement date exceeds (ii) the sum of (A) one hundred percent (100%) of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception until the measurement date, including those paid prior to the date of payment. Such amount shall be paid no later than 30 days after the Sale generating Net Sales Proceeds closes, provided that any amount that may be payable shall be reduced by all prior Incentive Fees paid. Following Listing, no Subordinated Share of Net Sales Proceeds will be paid to the Advisor.

SECTION 4.8 Subordinated Incentive Fee.  Upon a Liquidity Event, the Advisor shall be paid the Subordinated Incentive Fee in an amount equal to 15% of the amount by which (i) the sum of (A) the Market Value, and (B) the total Distributions declared (and payable with respect to a record date prior to the effective date of the applicable Liquidity Event and a payment date after the date of such Liquidity Event) or paid to holders of Common Shares from the Company’s inception until the effective date of the Liquidity Event, and (C) the total of any Incentive Fees paid from inception through the effective date of the Liquidity Event exceeds (ii) the sum of (A) 100% of Invested Capital and (B) the total Distributions required to pay the holders of Common Shares a Priority Return from the Company’s inception through the effective date of the Liquidity Event, including those paid prior to such date of determination. Such amount shall be reduced by all prior Incentive Fees paid. The Company shall have the option to pay such fee in the form of cash or Listed Equity Shares (subject to reasonable and customary lock-up provisions) or any combination of the foregoing.

SECTION 4.9 Performance Fee.  Upon termination of the Advisory Agreement other than for Cause (as defined in the Advisory Agreement), the Advisor shall be entitled to receive a Performance Fee (the “Performance Fee”). The Performance Fee shall be calculated upon a Liquidity Event or Sale following the termination of the Advisory Agreement and (A) in the event of a Liquidity Event, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Incentive Fee described in Section 4.8 above and (B) in the case of one or more Sales, the Performance Fee shall be calculated and paid in the same manner as the Subordinated Share of Net Sales Proceeds as described in Section 4.7 above; provided, however, that the amount of the Performance Fee paid to the Advisor shall be equal to the amount as calculated above multiplied by the quotient of (1) the number of days elapsed from the initial effective date of the Advisory Agreement (the “Initial Effective Date”) to the effective date of the Termination Event, divided by (2) the number of days elapsed from the Initial Effective Date through the date of the Liquidity Event or the Sale, as applicable. The Company shall have the option to pay the Performance Fee in cash, Listed Equity Shares priced at the Market Value (exclusive of the amount of any cash consideration included in the calculation thereof) or Listed equity Securities received by Stockholders in exchange for their Common Shares priced at Market Value (exclusive of the amount of any cash consideration included in the calculation thereof), such fee to be payable within thirty (30) days following final determination of the Performance Fee. If the Subordinated Incentive Fee or the Subordinated Share of Net Sales Proceeds is payable to the Advisor in connection with a Liquidity Event or Sale, then the Advisor shall not also receive a Performance Fee under this Section 4.9.

SECTION 4.10 Limitation on Organizational and Offering Expenses.  The total Organizational and Offering Expenses paid by the Company shall be reasonable and shall not exceed fifteen percent (15%) of the Gross Proceeds from the Company’s Offerings.

SECTION 4.11 Limitation on Acquisition Fees and Expenses.  The total of all Acquisition Fees and Acquisition Expenses paid in connection with the acquisition of an Asset by the Company shall be reasonable, and shall in no event exceed in the aggregate, in the case of an Asset other than a Loan, an amount equal to six percent (6%) of the Contract Purchase Price of any Asset acquired or, in the case of a Loan, six percent (6%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 4.12 Limitation on Total Operating Expenses.  In any Expense Year commencing with the fourth full fiscal quarter following the effective date of the Company’s Initial Public Offering, Total Operating Expenses shall not exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income for that Expense Year unless approved by the Board of Directors as described in this Section 4.12. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the limitations described above unless the Independent Directors have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of Total Operating Expenses is justified for a particular period. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Shares within sixty (60) days after the end of any fiscal quarter if Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income, whichever is greater, and the Independent Directors determine that the Company’s payment of such higher Total Operating Expenses is justified. In such cases, the notice must also contain an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Total Operating Expenses are justified. If Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s applicable Expense Year, the Advisor shall reimburse the Company the amount by which the aggregate Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 4.12.

SECTION 4.13 Asset Management Fee.  The Company may pay the Advisor an Asset Management Fee as approved by the Board of Directors (the “Asset Management Fee”). The Asset Management Fee shall be reasonable in relation to the nature and quality of services performed by the Advisor. All or any portion of the Asset Management Fee not paid in any fiscal year shall be deferred without interest and may be paid in the succeeding fiscal year(s).

ARTICLE 5

INVESTMENT OBJECTIVES AND LIMITATIONS

SECTION 5.1 Investment Objectives.  The Company’s primary investment objectives are: (i) to provide attractive and stable income from the Company’s Assets; (ii) to preserve, protect and return the Invested Capital; (iii) to invest in a diversified portfolio of assets; and (iv) to explore liquidity options in the future, including the sale of either the Company or the Company’s Assets, potential merger opportunities, or the Listing of the Common Shares.

SECTION 5.2 Minimum Capital.  Prior to the effectiveness of the Company’s Initial Public Offering, the Sponsor or any Affiliate shall contribute to the Company an amount no less than the lesser of: (i) ten percent (10%) of the Net Assets upon completion of the Offering; or (ii) $200,000 as an initial investment. The Sponsor or any Affiliate may not sell this initial investment while the Sponsor remains a Sponsor, but may transfer Equity Shares to other Affiliates.

SECTION 5.3 Review of Objectives.  ~~The~~Until Listing, the Board, including the Independent Directors, shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Directors.

SECTION 5.4 Appraisal of Real Property.  ~~The~~Until Listing, the consideration paid for Real Property acquired by the Company shall ordinarily be based on the fair market value of the Real Property as determined by a majority of the Directors. In cases in which a majority of the Independent Directors so determine, and in all cases in which Assets are acquired from the Advisor, Directors, Sponsor, or Affiliates thereof, such fair market value shall be determined by an Independent Appraiser selected by the Independent Directors.

SECTION 5.5 Certain Permitted Investments.  Other than investments prohibited by Section 5.6 hereof, the Company may make investments which it may lawfully make under applicable law and which shall include without limitation:

(i) Assets, as defined in Article I hereof.

(ii) Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate~~, only if~~; provided, however, that, prior to Listing, a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction~~,~~ must approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

(iii) bank accounts, money market funds or other current assets.

SECTION 5.6 Investment Limitations. Until such time as the Common Shares are Listed, the Company may not:

(i) invest more than ten percent of its total assets in Unimproved Real Property or Mortgage Loans on Unimproved Real Property.

(ii) invest in commodities or commodity future contracts, except for futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages.

(iii) invest in or make any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(iv) make or invest in any Mortgage Loan (excluding any investment in mortgage programs, commercial mortgage-backed securities or residential mortgage-backed securities), including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless the Board concludes that substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” will include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(v) make or invest in any Mortgage Loan secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Company.

(vi) issue (a) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board); (b) debt Securities unless the historical debt service coverage in the most recently completed fiscal year as adjusted for known changes is sufficient to properly service that higher level of debt; (c) equity Securities on a deferred payment basis or under similar arrangements; or (d) options or warrants to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Common Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Common Share as the consideration paid to the Company for each privately offered Common Share bears to the book value of each outstanding publicly held Common Share.

(vii) make loans to the Sponsor, Advisor, Directors, or any Affiliate thereof, except as otherwise provided for in this Section 5.6 or to wholly owned subsidiaries of the Company.

(viii) borrow money from the Sponsor, Advisor, Directors or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction conclude that the transaction is fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

(ix) incur Leverage that is unreasonable in relation to the Net Assets and that exceeds three hundred percent (300%) of Net Assets, except as approved by a majority of the Independent Directors and disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for the excess.

(x) invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(xi) invest in equity Securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable and determine that the transaction will not jeopardize the Company’s ability to qualify and remain qualified as a REIT; provided, however, that the requirements of this section shall not apply to the purchase by the Company of its own Securities pursuant to its redemption plan or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine the purchase to be in the best interests of the Company.

(xii) invest in any Security of any entity holding investments or engaging in activities prohibited by ~~these~~the Articles of Incorporation.

(xiii) engage in underwriting or the agency distribution of Securities issued by others or in trading (as compared to investment activities).

ARTICLE 6

CONFLICTS OF INTEREST

SECTION 6.1 Sales and Leases to Company.  ~~The~~Prior to Listing, the Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof only upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any such property to the Company exceed its current appraised value.

SECTION 6.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates.  ~~An~~Prior to Listing, an Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Company only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

ARTICLE 7

SHARES

SECTION 7.1 Authorized Shares.  The total number of shares of capital stock which the Company is authorized to issue is one billion three hundred twenty million (1,320,000,000) shares, consisting of one billion one hundred twenty million (1,120,000,000) Common Shares (as described in Section 7.3(ii) hereof) and two hundred million (200,000,000) Preferred Shares (as described in Section 7.4 hereof). The aggregate par value of all authorized shares of stock having par value is $13,200,000. All such shares shall be fully paid and non-assessable when issued. Shares of capital stock of the Company may be issued for such consideration as the Directors determine, or if issued as a result of a stock dividend or stock split, without any consideration. The Board of Directors, with the approval of a majority of the entire Board and without action by the Stockholders, may amend ~~these~~the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock of the Company or the number of shares of capital stock of any class or series that the Company has the authority to issue.

SECTION 7.2 Distribution Rights.  The Directors from time to time may authorize, and the Company may declare and pay to Stockholders, such dividends or other Distributions in cash or other property, including in Equity Shares of one class payable to holders of Equity Shares of another class, as the Directors in their discretion shall determine. The Directors shall endeavor to authorize, and the Company shall endeavor to declare and pay, such dividends and other Distributions as shall be necessary for the Company to qualify as a real estate investment trust under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until ~~declared~~authorized by the Directors and declared by the Company. The exercise of the powers and rights of the Directors pursuant to this section shall be subject to the provisions of any class or series of Equity Shares at the time outstanding. The receipt of cash or other property by any registered holder of Equity Shares (based on the Company’s records) or by such holder’s duly authorized agent shall be sufficient to discharge the Company’s obligations with respect to the dividend or Distribution of such cash or other property, and the Company shall have no liability to inquire further with respect to the application thereof. ~~Distributions~~Prior to Listing, distributions in kind shall not be permitted, except for distributions of readily marketable securities; distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of ~~these~~the Articles of Incorporation; or distributions of in-kind property as long as the Directors: (i) advise each Stockholder of the risks associated with direct ownership of the property; (ii) offer each Stockholder the election of receiving in-kind property distributions; and (iii) distribute in-kind property only to those Stockholders who accept the Directors’ offer.

SECTION 7.3 Common Shares.

(i) Common Shares Subject to Terms of Preferred Shares.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) Description.  Common Shares shall have a par value of $0.01 per share and shall entitle the holders to one (1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 8.2 hereof, and shares of a particular class of issued Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, appraisal, conversion or exchange rights. The Directors are hereby expressly authorized, from time to time, to classify or reclassify and issue any unissued Common Shares by setting or changing the number, designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any such Common Shares and, in such event, the Company shall file for record with the State Department of Assessments and Taxation ~~of the State~~ of Maryland ~~amended~~ articles supplementary in substance and form as prescribed by Title 2 of the MGCL.

(iii) Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company in liquidation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Subject to Section 7.8(vi) hereof, each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution to the Common Shares as the number of the outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares.

(iv) Voting Rights.  Except as may be provided in ~~these~~the Articles of Incorporation, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

SECTION 7.4 Preferred Shares.  The Directors are hereby expressly authorized, from time to time, to authorize and issue one or more series of Preferred Shares. Prior to the issuance of each such series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series. Unless otherwise designated by the Board of Directors, the Preferred Shares shall have a par value of $0.01 per share. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title.

(ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii) Restrictions on the issuance of shares of the same series or of any other class or series.

(viii) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 7.4.

(ix) Any other relative rights, preferences and limitations on that series.

Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of ~~these~~the Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

Notwithstanding any other provision of ~~these~~the Articles of Incorporation, the issuance of Preferred Shares shall be approved by a majority of our Independent Directors who do not have an interest in the transaction. In considering any such transaction, the Independent Directors shall have access, at the Company’s expense, to the Company’s legal counsel or independent legal counsel.

SECTION 7.5 General Nature of Equity Shares.  All Equity Shares shall be personal property entitling the Stockholders only to those rights provided in ~~these~~the Articles of Incorporation, the MGCL or in the resolution creating any class or series of such shares. The legal ownership of the Company Property and the right to conduct the business of the Company are vested exclusively in the Directors; the Stockholders shall have no interest therein other than the interest in the Company conferred by their Equity Shares and shall have no right to compel any partition, division, dividend or Distribution of the Company or any of the Company Property. The death of a Stockholder shall not terminate the Company or give his legal representative any rights against other Stockholders, the Directors or the Company Property, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Equity Shares. Holders of Equity Shares shall not have any preemptive or other right to purchase or subscribe for any class of securities of the Company which the Company may at any time issue or sell.

SECTION 7.6 No Issuance of Share Certificates.  The Company shall not issue share certificates except to Stockholders who make a written request to the Company. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Equity Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company.

SECTION 7.7 Restrictions on Ownership and Transfer.

(i) Definitions.  For purposes of Sections 7.7 and 7.8 and any other provision of ~~these~~the Articles of Incorporation, the following terms shall have the meanings set forth below:

“Acquire” shall mean the acquisition of Beneficial Ownership or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Equity Shares, but shall not include the acquisition of any such rights unless, as a result, the acquirer would be considered a Beneficial Owner or a Constructive Owner. The terms “Acquires” and “Acquisition” shall have correlative meanings.

~~“Articles Effective Date” shall mean the date upon which these Articles of Incorporation are accepted for record by the State Department of Assessments and Taxation of the State of Maryland.~~

“Beneficial Ownership” when used with respect to ownership of Equity Shares by any Person, shall mean ownership of Equity Shares which are (a) directly owned by such Person, (b) indirectly owned by such Person for purposes of Section 542(a)(2) of the Code, taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code or (c) beneficially owned by such Person pursuant to Rule 13d-3 under the Exchange Act. Whenever a Person Beneficially Owns Equity Shares that are not actually outstanding (e.g., shares issuable upon the exercise of an option or convertible security) (“Option Shares”), then, whenever ~~these~~the Articles of Incorporation require a determination of the percentage of outstanding shares of a class of Equity Shares Beneficially Owned by that Person, the Option Shares Beneficially Owned by that Person shall also be deemed to be outstanding. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) and (viii) thereof) and Section 170(c)(2) of the Code that are named by the Company as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.8(iv).

“Business Day” shall mean any weekday that is not an official holiday in the State of Florida.

“Constructive Ownership” shall mean ownership of Equity Shares by a Person who is or would be treated as a direct or indirect owner of such Equity Shares through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” shall mean a Stockholder of the Company for whom an Excepted Holder Limit is created by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) hereof.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), the ownership limit with respect to the Equity Shares of the Company established by the Board of Directors of the Company pursuant to Section 7.7(iv)(b) for or in respect of such holder.

“Excess Shares Trust” shall mean any separate trust created and administered in accordance with the terms of Section 7.8(iv) for the exclusive benefit of any Beneficiary.

“Individual” shall mean (a) an “individual” within the meaning of Section 542(a)(2) of the Code, as modified by Section 856(h)(3) of the Code and/or (b) any beneficiary of a “qualified trust” (as defined in Section 856(h)(3)(E) of the Code) which qualified trust is eligible for look-through treatment under Section 856(h)(3)(A) of the Code for purposes of determining whether a REIT is closely held under Section 856(a)(6) of the Code.

“Market Price” shall ~~means~~mean, until the Common Shares are Listed, the price per Common Share if Equity Shares have been sold during the prior quarter pursuant to a registration statement filed with the Commission and otherwise a price per Common Share determined on the basis of a quarterly valuation of the Company’s assets. Upon Listing, market price shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such ten (10)-day period for which Closing Prices are available). The “Closing Price” on any date shall mean (a) where there exists a public market for the Company’s Common Shares, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board (the “OTCBB”) or, if such system is no longer in use, the principal other automated quotation system that may then be in use or (b) if no public market for the Common Shares exists, the Closing Price will be determined by a single, independent appraiser selected by the Board of Directors of the Company which appraiser shall appraise the Market Price for such Common Shares within such guidelines as shall be determined by the Board of Directors of the Company.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own a greater number of Equity Shares than such Person Beneficially Owned or Constructively Owned immediately prior to such event. Non-Transfer Events include, but are not limited to, (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares or (b) the sale, transfer, assignment or other disposition of interests in any Person or of any securities or rights convertible into or exchangeable for Equity Shares or for interests in any Person that directly or indirectly results in changes in Beneficial Ownership or Constructive Ownership of Equity Shares.

“Ownership Limit” shall mean, with respect to each class or series of Equity Shares, 9.8% (by number or value) of the outstanding shares of such class or series of Equity Shares.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.8(viii).

“Prohibited Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Equity Shares by the provisions of Section 7.8(i).

“Restriction Termination Date” shall mean the first day on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify under the Code as a REIT.

“Subsidiary” shall mean any direct or indirect subsidiary, whether a corporation, partnership, limited liability company or other entity, of the Company.

“Trading Day” shall mean a day on which the principal national securities exchange on which any of the Common Shares are listed or admitted to trading is open for the transaction of business or, if none of the Common Shares are listed or admitted to trading on any national securities exchange, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of shares (or of Beneficial Ownership of shares) of Equity Shares (including but not limited to the initial issuance of Common Shares by the Company), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. “Transfer” (as a verb) shall have the correlative meaning.

“Trustee” shall mean any Person or entity, unaffiliated with both the Company and any Prohibited Owner (and, if different than the Prohibited Owner, the Person who would have had Beneficial Ownership of the Equity Shares that would have been owned of record by the Prohibited Owner), designated by the Company to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

(ii) Restriction on Ownership and Transfer.

(a) Except as provided in Section 7.7(iv)(a), ~~from and after the Articles Effective Date and~~ until the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or any direct or indirect Subsidiary of the Company within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), and the intended transferee shall acquire no rights in such Equity Shares.

(b) (1) Except as provided in Section 7.7(iv)(b), ~~from and after the Articles Effective Date and~~ until the Restriction Termination Date, no Person (other than an Excepted Holder) shall Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit and no Excepted Holder shall Beneficially Own shares of any class or series of Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(2) Except as provided in Section 7.7(iv)(b), ~~from and after the Articles Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Person

(other than an Excepted Holder) Beneficially Owning shares of any class or series of Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit, and the intended transferee shall acquire no rights in such Equity Shares.

(3) Except as provided in Section 7.7(iv)(b), ~~from and after the Articles Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would result in any Excepted Holder Beneficially Owning shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned by such Excepted Holder in excess of the applicable Excepted Holder Limit established for such Excepted Holder by the Board of Directors of the Company pursuant to Section 7.7(iv)(b), and the intended transferee shall acquire no rights in such Equity Shares.

(4) Notwithstanding anything to the contrary set forth herein, the provisions of this Section 7.7(ii)(b) shall be applied only insofar as may be necessary to accomplish the intents and purposes of the foregoing.

(c) ~~From and after the Articles Effective Date and until~~Until the Restriction Termination Date, any purported Transfer of Equity Shares that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares that would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such Equity Shares.

(d) ~~From and after the Articles Effective Date and until~~Until the Restriction Termination Date, any purported Transfer that, if effective, would result in Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code shall be void ab initio and the intended transferee shall acquire no rights in such Equity Shares.

(e) Except as provided in Section 7.7(iv)(a), ~~from and after the Articles Effective Date and~~ until the Restriction Termination Date, any purported Transfer that, if effective, would (1) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (2) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases directly or indirectly from the Company a “qualified lodging facility” or a “qualified health care property” (each within the meaning of Section 856(d)(8)(B) of the Code) to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, shall be void ab initio as to the Transfer of that number of Equity Shares that would cause such Person to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code or an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, as applicable, and the intended transferee shall acquire no rights in such Equity Shares.

(iii) Owners Required to Provide Information.

Until the Restriction Termination Date:

(a) Every record owner of more than five percent (5%), or such lower percentages as is then required pursuant to regulations under the Code, of the outstanding shares of any class or series of Equity Shares of the Company shall, no later than January 30 of each year, provide to the Company a written statement or affidavit stating the name and address of such record owner, the number of Equity Shares owned by such record owner, and a description of how such shares are held. Each such record owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such ownership on the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(b) Each Person who is a Beneficial Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner shall, within thirty (30) days of receiving written request from the Company therefor, provide to the Company a written statement or affidavit stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned by such

Beneficial Owner, a description of how such shares are held, and such other information as the Company may request in order to determine the Company’s status as a REIT and to ensure compliance with the Ownership Limit.

(iv) Exceptions.

(a) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of Section 7.7(ii)(a) or Section 7.7(ii)(e) to a Person subject, as the case may be, to any such limitations on Transfer, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future result in the Company failing to satisfy the gross income limitations provided for in Sections 856(c)(2) and (3) of the Code and (2) insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(b) The Board of Directors of the Company, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or undertakings acceptable to the Board of Directors of the Company, may, in its sole discretion, waive the application of the Ownership Limit to a Person otherwise subject to any such limit, provided that (1) the Board of Directors of the Company obtains such representations and undertakings from such Person as are reasonably necessary (as determined by the Board of Directors of the Company), if any, to ascertain that such Person’s Beneficial Ownership or Constructive Ownership of Equity Shares will not now or in the future (A) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (B) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary within the meaning of Section 856(d)(2)(B) of the Code (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code) and to fail either the seventy-five percent (75%) gross income test of Section 856(c)(3) of the Code or the ninety-five percent (95%) gross income test of Section 856(c)(2) of the Code, (C) result in the Equity Shares of the Company being beneficially owned by fewer than 100 persons within the meaning of Section 856(a)(5) of the Code, or (D) cause the Company to receive “impermissible tenant service income” within the meaning of Section 856(d)(7) of the Code, and (2) such Person provides to the Board of Directors of the Company such representations and undertakings, if any, as the Board of Directors of the Company, may in its sole and absolute discretion, require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial Ownership of one or more other classes of Equity Shares not subject to the exception), and, insofar as required by the Board of Directors of the Company, such Person agrees in writing that any violation or attempted violation of (A) such other limitation as the Board of Directors of the Company may establish at the time of such waiver with respect to such Person or (B) such other restrictions and conditions as the Board of Directors of the Company may in its sole discretion impose at the time of such waiver with respect to such Person, will result, as of the time of such violation even if discovered after such violation, in the designation of such shares in excess of the original limit applicable to such Person as Excess Shares subject to the treatment provided in Section 7.8(i).

(c) The Board of Directors of the Company may only reduce the Excepted Holder Limit for an Excepted Holder (1) with the written consent of such Excepted Holder at any time or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this Section 7.7(iv)(c) is intended to limit or modify the restrictions on ownership contained in Section 7.7(ii)(b) and the authority of the Board of Directors of the Company under Section 7.7(iv)(a).

(v) Public Market.  Notwithstanding any provision contained herein to the contrary, nothing in ~~these~~the Articles of Incorporation shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or any automated quotation system. In no event, however, shall the existence or application of the preceding sentence have the effect of deterring or preventing the designation of Equity Shares as Excess Shares as contemplated herein.

(vi) Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 7.7, including any definition contained in Section 7.7(i) above, the Board of Directors of the Company shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 7.7 with respect to any situation based on the facts known to it.

(vii) Remedies Not Limited.  Except as set forth in Section 7.7(v) above, nothing contained in this Section 7.7 or Section 7.8 shall limit the authority of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT and to ensure compliance with the Ownership Limit or the Excepted Holder Limit.

(viii) Notice to Stockholders Upon Issuance or Transfer.  Upon issuance or transfer of Equity Shares, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

“The securities issued or transferred are subject to restrictions on transfer and ownership for the purpose of maintenance of the Company’s status as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (a) Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding Common Shares; (b) Beneficially or Constructively Own shares of any series of Preferred Shares of the Company in excess of 9.8% (or such greater percent as may be determined by the Board of Directors of the Company) of the outstanding shares of such series of Preferred Shares; or (c) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Company being “closely held” under Section 856(h) of the Code or which otherwise would cause the Company to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership, of Common Shares and/or Preferred Shares in excess of the above limitations must immediately notify the Company in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, must give written notice to the Company at least 15 days prior to the proposed or attempted Transfer, transaction or other event. Any purported Transfer of Common Shares and/or Preferred Shares which results in violation of the ownership or transfer limitations set forth in the Company’s Articles of Incorporation shall be void ab initio and the intended transferee shall not have or acquire any rights in such Common Shares and/or Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby will constitute Excess Shares to the extent of violation of such limitations, and such Excess Shares will be automatically transferred to an Excess Shares Trust, all as provided by the Articles of Incorporation of the Company. All defined terms used in this legend have the meanings identified in the Company’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Stockholder who so requests.”

SECTION 7.8 Excess Shares.

(i) Excess Shares.

(a) If, notwithstanding the other provisions contained in the Articles of Incorporation, ~~from and after the Articles Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person (other than an Excepted Holder) would Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit, or such that any Person that is an Excepted Holder would Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, then, except as otherwise provided in Section 7.7(iv), (1) the purported transferee shall be deemed to be a Prohibited Owner except as otherwise provided in this Section 7.8 and shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the Equity Shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of Equity Shares the ownership of which by a Beneficial Owner would cause (A) a Person to Beneficially Own shares of any class or series of Equity Shares in excess of the Ownership Limit or (B) an Excepted Holder to Beneficially Own shares of any class or series of Equity Shares in excess of the applicable Excepted Holder Limit, as the case may be, (2) such number of Equity Shares in excess of the Ownership Limit or the applicable Excepted Holder Limit, as the case may be (rounded up to the nearest whole share), shall constitute “Excess Shares” and shall be treated as provided in this Section 7.8 and (3) the Prohibited Owner shall submit the certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close of trading on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

(b) If, notwithstanding the other provisions contained in the Articles of Incorporation, (1) ~~from and after the Articles Effective Date and~~ prior to the Restriction Termination Date there is a purported Transfer or Non-Transfer Event that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (2) ~~from and after the Articles Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a tenant that is a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (3) ~~from and after the Articles Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event, that, if effective, would result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (4) ~~from and after the Articles Effective Date and~~ prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (A) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (B) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases, directly or indirectly from the Company, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, then, except to the extent a waiver was obtained with respect to such restriction pursuant to Section 7.7(iv), (X) the purported transferee shall be deemed to be a Prohibited Owner and except as otherwise provided in this Section 7.8 shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the Equity Shares with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such purported transferee or record holder would (AA) result in the Company being “closely held” within the meaning of Section 856(h) of the Code, (BB) cause the Company to Constructively Own a ten percent (10%) or greater ownership interest in a tenant of the Company or a Subsidiary for purposes of Section 856(d)(2)(B) of the Code (other than a “taxable REIT Subsidiary” (within the meaning of Section 856(l) of the Code) of the Company that satisfies one or more of the exceptions set forth in Section 856(d)(8) of the Code), (CC) result in the Equity Shares being beneficially owned by fewer than 100 persons for purposes of Section 856(a)(5) of the Code, or (DD)(i) cause any Person (other than a “taxable REIT subsidiary” (within the meaning of Section 856(l) of the Code) of the Company) who renders or furnishes services to one or more tenants of the Company or a Subsidiary which are not “related” to the Company within the meaning of Section 856(d)(2)(B)(i) of the Code (determined without regard to the provisions of Section 856(d)(8) of the Code), to be other than an “independent contractor” for purposes of Section 856(d)(3) of the Code, or (ii) cause any Person who renders or furnishes services to a “taxable REIT subsidiary” of the Company which leases from the Company, directly or indirectly, a “qualified lodging facility” or a “qualified health care property” within the meaning of Section 856(d)(8)(B) of the Code, to be other than an “eligible independent contractor” within the meaning of Section 856(d)(9) of the Code, (Y) such number of Equity Shares (rounded up to the nearest whole share) shall constitute “Excess Shares” and shall be treated as provided in this Section 7.8 and (Z) the Prohibited Owner shall submit certificates, if any, representing such number of Equity Shares to the Company, accompanied by all requisite and duly executed assignments of transfer thereof, for registration in the name of the Trustee of the Excess Shares Trust. Such designation and treatment shall be effective as of the close business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event, as the case may be, even though the certificates, if any, representing such Equity Shares may be submitted to the Company at a later date.

(ii) Remedies for Breach.  If the Company, or its designees, shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.7(ii) or that a Person intends to Acquire or has attempted to Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.7(ii), the Company shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Acquisition, including, but not limited to, refusing to give effect to such Transfer on the stock transfer books of the Company or instituting proceedings to enjoin such Transfer or Acquisition, but the failure to take any such action shall not affect the automatic designation of Equity Shares as Excess Shares and their transfer to an Excess Shares Trust in accordance with Section 7.8(i) and Section 7.8(iv).

(iii) Notice of Restricted Transfer.  Any Person who Acquires or attempts to Acquire Equity Shares in violation of Section 7.6(ii), or any Person whose Equity Shares were designated as Excess Shares and transferred to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv), shall immediately give written notice to the Company, or, in the event of a proposed or attempted Transfer, Acquisition or purported change in Beneficial Ownership or Constructive Ownership, shall give at least fifteen (15) days prior written notice to the Company, of such event and shall provide to the Company such other information as the Company, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, Acquisition, or Non-Transfer Event, as the case may be, on the Company’s status as a REIT.

(iv) Ownership in Excess Shares Trust.  Upon any purported Transfer, Acquisition, or Non-Transfer Event that results in Excess Shares pursuant to Section 7.8(i), such Excess Shares shall be automatically and by operation of law transferred to one or more Trustees as trustee of one or more Excess Shares Trusts to be held for the exclusive benefit of one or more Beneficiaries. Any designation of Equity Shares as Excess Shares and transfer to an Excess Shares Trust shall be effective as of the close of business on the Business Day prior to the date of the purported Transfer, Acquisition or Non-Transfer Event that results in the conversion. Excess Shares so held in trust shall remain issued and outstanding shares of capital stock of the Company.

(v) Dividend Rights.  Each Excess Share shall be entitled to the same dividends and other distributions (as to both timing and amount) as may be ~~declared~~authorized by the Board of Directors ~~of~~and declared by the Company with respect to shares of the same class and series as the Equity Shares that were designated as Excess Shares. The Trustee, as record holder of the Excess Shares, shall be entitled to receive all dividends and other distributions and shall hold all such dividends and other distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to such Excess Shares shall repay to the Excess Shares Trust the amount of any dividends or other distributions received by it (a) that are attributable to any Equity Shares that have been designated as Excess Shares and (b) which were distributed by the Company to stockholders of record on a record date which was on or after the date that such shares were designated as Excess Shares. The Company shall have the right to take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned by the Person who, but for the provisions of Sections 7.7 and 7.8, would Constructively Own or Beneficially Own the Equity Shares that were designated as Excess Shares; and, as soon as reasonably practicable following the Company’s receipt or withholding thereof, shall pay over to the Excess Shares Trust for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

(vi) Rights upon Liquidation.  In the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the assets of, the Company, each holder of Excess Shares shall be entitled to receive, ratably with each holder of Equity Shares of the same class and series as the shares which were designated as Excess Shares and other holders of such Excess Shares, that portion of the assets of the Company that is available for distribution to the holders of such Equity Shares. The Excess Shares Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding up or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts in excess of, in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in Excess Shares, the product of (a) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (b) the number of Equity Shares which were so designated as Excess Shares and held by the Excess Shares Trust, and, in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in Excess Shares, the product of (1) the price per share equal to the Market Price for the shares that were so designated as such Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (2) the number of Equity Shares which were so designated as Excess Shares. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary; provided, however, that in the event of any voluntary or involuntary liquidation of, or winding up of, or any distribution of the Assets of, the Company that occurs during the period in which the Company has the right to accept the offer to purchase Excess Shares under Section 7.8(x) hereof (but with respect to which the Company has not yet accepted such offer), then (A) the Company shall be deemed to have accepted such offer immediately prior to the time at which the liquidating distribution is to be determined for the holders of Equity Shares of the same class and series as the shares which were designated as Excess Shares (or such earlier time as is necessary to permit such offer to be accepted) and to have simultaneously purchased such shares at the price per share set forth in Section 7.8(x), (B) the Prohibited Owner with respect to such Excess Shares shall receive in connection with such deemed purchase the compensation amount set forth Section 7.8(ix) (as if such shares were purchased by the Company directly from the Excess Shares Trust), (C) the amount, if any, by which the deemed purchase price exceeds such compensation amount shall be distributed to the Beneficiary and (D) accordingly, any amounts that would have been distributed with respect to such Excess Shares in such liquidation, winding-up or distribution (if such deemed purchase had not occurred) in excess of the deemed purchase price shall be distributed to the holders of the Equity Shares and holders of Excess Shares resulting from such Equity Shares entitled to such distribution.

(vii) Voting Rights.  The holders of Excess Shares shall not be entitled to voting rights with respect to such shares. Any vote by a Prohibited Owner as a purported holder of Equity Shares prior to the discovery by the Company that such Equity Shares have been designated as Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind such vote.

(viii) Designation of Permitted Transferee.

(a) As soon as practicable after the Trustee acquires Excess Shares, but in an orderly fashion so as not to materially adversely affect the price of Equity Shares, the Trustee shall designate one or more Persons as Permitted Transferees and sell to such Permitted Transferees any Excess Shares held by the Trustee; provided, however, that (1) any Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (2) any Permitted Transferee so designated may acquire such Excess Shares without violating any of the restrictions set forth in Section 7.7(ii) (assuming for this purpose the automatic re-designation of such Excess Shares into Equity Shares pursuant to clause (b) below) and without such acquisition resulting in the re-designation of the Equity Shares underlying the Excess Shares so acquired as Excess Shares and the transfer of such shares to an Excess Shares Trust pursuant to Sections 7.8(i) and 7.8(iv). The Trustee shall have the exclusive and absolute right to designate Permitted Transferees of any and all Excess Shares. Prior to any transfer by the Trustee of Excess Shares to a Permitted Transferee, the Trustee shall give not less than five (5) Business Days’ prior written notice to the Company of such intended transfer to enable the Company to determine whether to exercise or waive its purchase rights under Section 7.8(x). No such transfer by the Trustee of Excess Shares to a Permitted Transferee shall be consummated unless the Trustee has received a written waiver of the Company’s purchase rights under Section 7.8(x).

(b) Upon the designation by the Trustee of a Permitted Transferee and compliance with the provisions of this Section 7.8(viii), the Trustee shall cause to be transferred to the Permitted Transferee the Excess Shares acquired by the Trustee pursuant to Section 7.8(iv). Upon such transfer of Excess Shares to the Permitted Transferee, such Excess Shares shall no longer constitute Excess Shares. The Trustee shall (1) cause to be recorded on the stock transfer books of the Company that the Permitted Transferee is the holder of record of such number of Equity Shares, and (2) distribute to the Beneficiary any and all amounts held with respect to such Excess Shares after making payment to the Prohibited Owner pursuant to Section 7.8(ix).

(c) If the Transfer of Excess Shares to a purported Permitted Transferee would or does violate any of the transfer restrictions set forth in Section 7.7(ii) (assuming for this purpose that such Excess Shares shall no longer constitute Excess Shares pursuant to clause (b) above), such Transfer shall be void ab initio as to that number of Excess Shares that cause the violation of any such restriction when such shares are not Excess Shares (as described in clause (b) above) and the purported Permitted Transferee shall be deemed to be a Prohibited Owner and shall acquire no rights in such Excess Shares and such shares shall be automatically re-designated as Excess Shares and transferred to the Excess Shares Trust from which they were originally Transferred. Such designation and transfer to the Excess Shares Trust shall be effective as of the close of trading on the Business Day prior to the date of the Transfer to the purported Permitted Transferee and the provisions of this Section 7.8 shall apply to such shares, including, without limitation, the provisions of Sections 7.8(viii) through 7.8(x) with respect to any future Transfer of such shares by the Excess Shares Trust.

(ix) Compensation to Record Holder of Excess Shares.  Any Prohibited Owner shall be entitled (following acquisition of the Excess Shares and subsequent designation of and sale of Excess Shares to a Permitted Transferee in accordance with Section 7.8(viii) or following the acceptance of the offer to purchase such shares in accordance with Section 7.8(x)) to receive from the Trustee following the sale or other disposition of such Excess Shares the lesser of (a)(1) in the case of a purported Transfer or Acquisition in which the Prohibited Owner gave value for Equity Shares and which Transfer or Acquisition resulted in the Excess Shares, the product of (A) the price per share, if any, such Prohibited Owner paid for the Equity Shares and (B) the number of Equity Shares which were so designated as Excess Shares and (2) in the case of a Non-Transfer Event or purported Transfer or Acquisition in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or purported Transfer or Acquisition, as the case may be, resulted in the Excess Shares, the product of (A) the price per share equal to the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event or purported Transfer or Acquisition and (B) the number of Equity Shares which were so designated, (b) the proceeds received by the Trustee from the sale or other disposition of such Excess Shares in accordance with Section 7.8(viii) or Section 7.8(x) or (c) the pro-rata amount of such Prohibited Owner’s initial capital investment in the Company properly allocated to such Excess Shares (determined by multiplying the Prohibited Owner’s total initial capital investment in the Company by a fraction, the numerator of which is the number of shares of the Prohibited Owner’s Excess Shares and the denominator of which is the total number of Equity Shares held (or purported to be held) by the Prohibited Owner immediately prior to such designation as Excess Shares (including such Excess Shares)). Any amounts received by the Trustee in respect of such Excess Shares that is in excess of such amounts to be paid to the Prohibited Owner pursuant to this Section 7.8(ix) shall be distributed to the Beneficiary. Each Beneficiary and Prohibited Owner shall be deemed to have waived and, if requested, shall execute a written confirmation of the waiver of, any and all claims that it may have against the Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of such Trustee or any failure to make payments in accordance with this Section 7.8 by such Trustee.

(x) Purchase Right in Excess Shares.  Excess Shares shall be deemed to have been offered for sale to the Company or its designee, at a price per share equal to the lesser of (a) the price per share of Equity Shares in the transaction that created such Excess Shares (or, in the case of a Non-Transfer Event, Transfer or Acquisition in which the Prohibited Owner did not give value for the shares (e.g., if the shares were received through a gift or devise), the Market Price for the shares that were designated as Excess Shares on the date of such Non-Transfer Event, Transfer or Acquisition or (b) the Market Price for the shares that were designated as Excess Shares on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of ninety (90) days following the later of (1) the date of the Acquisition, Non-Transfer Event or purported Transfer which results in such Excess Shares or (2) the first to occur of (A) the date the Board of Directors of the Company first determined that an Acquisition, Transfer or Non-Transfer Event resulting in Excess Shares has occurred and (B) the date that the Company received a notice of such Acquisition, Transfer or Non-Transfer Event pursuant to Section 7.8(iii).

(xi) Nothing in this Section 7.8 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

SECTION 7.9 Severability.  If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 7.10 Waiver.  The Company shall have authority at any time to waive the requirements that Equity Shares be designated and treated as Excess Shares or be deemed outstanding in accordance with the provisions of this Article VII if the Company determines, based on an opinion of nationally recognized tax counsel, that the designation and treatment of such shares as Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Company as a REIT (as that term is defined in Section 1.5).

ARTICLE 8

STOCKHOLDERS

SECTION 8.1 Meetings of Stockholders.  There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. ~~The~~Prior to Listing, the annual meeting will be held at a location convenient to the Stockholders, on a date which is a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall be required to take reasonable steps to insure that this is accomplished. A majority of the Equity Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, elect the Directors. A quorum shall be fifty percent (50%) of the then outstanding Equity Shares entitled to vote. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including at any time ~~by~~prior to Listing by the secretary of the Company upon the request of Stockholders holding, in the aggregate, not less than ten percent (10%) of the outstanding Equity Shares entitled to ~~be cast~~vote on any issue proposed to be considered at any such special meeting. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided by the Bylaws.

SECTION 8.2 Voting Rights of Stockholders.  Subject to the provisions of any class or series of Equity Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (i) election or removal of Directors as provided in Sections 2.6 and 8.1 hereof; (ii) amendment of ~~these~~the Articles of Incorporation as provided in Section 10.1 hereof; (iii) dissolution of the Company as provided in ~~Section 11.2~~Article XI hereof; (iv~~) reorganization of the Company as provided in Section 10.2 hereof; (v~~) merger, consolidation or sale or other disposition of all or substantially all of the Company Property, as provided in Section ~~10.3 hereof; and (vi) modification or elimination of the Company’s investment limitations, as provided in Section 5.6 hereof~~10.2 hereof; and (v) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Notwithstanding the foregoing, for so long as the Company is subject to the NASAA REIT Guidelines, the investment limitations set forth in Section 5.6 hereof may not be modified or amended in any manner that would be inconsistent with section V.K. of the NASAA REIT Guidelines. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Directors.

SECTION 8.3 Voting Limitations on Equity Shares held by the Advisor, Directors and Affiliates.  With respect to Equity Shares owned by the Advisor, the Directors, or any of their Affiliates, neither the Advisor, nor the Directors, nor any of their Affiliates may, prior to Listing, vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, the Directors or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Equity Shares necessary to approve a matter on which the Advisor, Directors and any of their Affiliates may not vote or consent, any Equity Shares owned by any of them shall not be included.

SECTION 8.4 Stockholder Action to be Taken by Meeting; Extraordinary Actions.  Any action required or permitted to be taken by the Stockholders of the Company must be effected at a duly called annual or special meeting of Stockholders of the Company at which a quorum is present and may not be effected by any consent in writing of such Stockholders. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Equity Shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Equity Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 8.5 Right of Inspection.  Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

SECTION 8.6 Access to Stockholder List.

(i) An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Equity Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and prior to Listing shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten (10) days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A holder of Common Shares may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or for any other proper and legitimate purpose.

(ii) If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

SECTION 8.7 Reports.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Company within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities which shall include: (i) financial statements prepared in accordance with GAAP which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or changes paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Distributions to the Stockholders for the period, identifying the source of such Distributions, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Distributions (with the statement as to the source of Distributions to be sent to Stockholders not later than sixty (60) days after the end of the fiscal year in which the distribution was made).

SECTION 8.8 Suitability of Stockholders.

(i) Income and Net Worth Standards.  ~~According to the NASAA REIT Guidelines~~Prior to Listing, Stockholders shall have (a) a minimum annual gross income of $70,000 and a minimum net worth (not including home, home furnishings and automobiles) of $70,000, or (b) a minimum net worth (not including home, home furnishings and automobiles) of $250,000. Suitability standards may vary from state to state. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.

(ii) Determination of Suitability of Sale.  ~~The~~Prior to Listing, the Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall cause to be maintained for at least six years records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.

The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company may each rely, for satisfaction of all of its obligations under this Section 8.8(ii), upon (x) the Person directly selling such Shares if that Person is an Financial Industry Regulatory Authority member broker dealer which has entered into a selling agreement with the Sponsor or the Company or their Affiliates or (y) a registered investment adviser that has entered into an agreement with the Sponsor or the Company or their Affiliates to make suitability determinations with respect to the clients of the registered investment adviser who may purchase Shares.

(iii) Minimum Investment.  Until the Common Shares are Listed, each issuance of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in the Company’s registration statements filed under the Securities Act for the Offerings of the Company as such registration statements have been amended or supplemented as of the date of such issuance.

SECTION 8.9 Reinvestment Plan.  The Company may adopt a Reinvestment Plan, on the terms and conditions approved by the Directors.

(i) All material information regarding the Distributions reinvested and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to each Stockholder participating in any Reinvestment Plan at least annually.

(ii) Each Stockholder participating in any Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in subparagraph (i) above.

SECTION 8.10 Tender Offers.  If any ~~Stockholder~~Person makes a tender offer, including, without limitation, a “mini-tender” offer, such ~~Stockholder~~Person must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the Commission. In addition, any such ~~Stockholder~~Person must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any ~~Stockholder~~Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant ~~Stockholder~~Person’s Equity Shares and any Equity Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per share of Common Shares purchased in the Company’s latest Offering at full purchase price (not discounted for commission or other reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the Equity Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the ~~Stockholder~~Person initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the

Company. In addition, any ~~Stockholder~~Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 8.10, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 8.10. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 8.10 shall be of no force or effect with respect to any Equity Shares that are then Listed.

SECTION 8.11 Redemption Plan.  The Company may adopt a Redemption Plan on the terms and conditions approved by the Directors. Any Redemption Plan shall allow the Company to repurchase shares if such repurchase does not impair the capital or operations of the Company. No fee may be paid to the Advisor, Sponsors, Directors or their Affiliates in connection with the repurchase of shares.

ARTICLE 9

LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES;

TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY

SECTION 9.1 Limitation of Stockholder Liability.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of his being a Stockholder.

SECTION 9.2 Limitation of Director and Officer Liability; Indemnification.

(i) ~~Subject to the conditions set forth under~~To the maximum extent that Maryland law ~~or in paragraph (iii) or (iv) below, no~~in effect from time to time permits limitation of the liability of Directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or ~~its~~the Stockholders for money ~~or other damages. Neither the amendment nor repeal of this Section 9.2(i), nor the adoption or amendment of any other provision of the Articles of Incorporation or Bylaws inconsistent with this Section 9.2(i), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.~~ damages.

(ii) ~~Subject to the conditions set forth under~~To the maximum extent permitted by Maryland law ~~or in paragraph (iii) or (iv) below~~in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity~~,~~ or (b) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a ~~director~~Director, officer, partner ~~or~~, trustee, member or manager of ~~such~~another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity ~~or (c) the Advisor or any of its Affiliates or directors or employees of the foregoing acting as an agent of the Company~~. The rights to indemnification and advance of expenses provided by the Articles of Incorporation and the Bylaws shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors ~~or any duly authorized committee thereof~~, provide such indemnification and advance for expenses to ~~a person~~an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The ~~Board may take such action as is necessary to carry out this Section 9.2(ii). No amendment of~~indemnification and payment or reimbursement of expenses provided in the Articles of Incorporation or ~~repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~ Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

(iii) ~~Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide for indemnification of an officer, a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(a) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(b) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(c) Such liability or loss was not the result of (1) negligence or misconduct, in the case that the Indemnitee is an officer, a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or a director or employee of the foregoing acting as an agent of the Company or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(d) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(iv) Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~ Neither the amendment nor repeal of Sections 9.2(i) and/or 9.2(ii) hereof, nor the adoption or amendment of any other provision of the Articles of Incorporation or the Bylaws inconsistent with Sections 9.2(i) and/or 9.2(ii) hereof, shall apply to or affect in any respect the applicability of said sections with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 9.3 ~~Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 9.2 hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e) of the MGCL or any successor statute. SECTION 9.4~~ Express Exculpatory Clauses in Instruments.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

SECTION ~~9.5~~9.4 Agreements with Affiliates.  Any agreement between the Company and a Sponsor, the Advisor, a Director or an Affiliate thereof, the approval of which is not the subject of another provision of ~~these~~the Articles of Incorporation, may be effected prior to Listing only if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such agreement approve such agreement as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

ARTICLE 10

AMENDMENT; REORGANIZATION; MERGER, ETC.

SECTION 10.1 Amendment.  The Company reserves the right from time to time to make any amendment to ~~its~~the Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Articles of Incorporation, of any Equity Shares ~~of outstanding stock~~. All rights and powers conferred by the Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. ~~Holders of a majority of the outstanding Common Shares may amend the Articles of Incorporation without the necessity for concurrence of the Board of Directors.~~ Notwithstanding anything to the contrary contained herein, a majority of the entire Board ~~(including a majority of the Independent Directors)~~ without the vote or consent of the Stockholders may at any time amend the Articles of Incorporation (i) to increase or decrease the number of aggregate Equity Shares of the Company or the number of Equity Shares of any class or series that the Company has the ~~right~~authority to issue, (ii) to change the name of the Company, or (iii) to change the name or other designation ~~of classes~~or the par value of any class or series of ~~unissued~~Equity Shares and the aggregate par value of the Equity Shares; provided, however, that an amendment of the Articles of Incorporation that adversely affects the rights, preferences and privileges of holders of Common Shares shall require the concurrence of the holders of a majority of the outstanding Common Shares.

SECTION 10.2 ~~Reorganization. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company Property and to carry on the affairs of the Company, or (ii) merge the Company into, or sell, convey and transfer the Company Property to any such corporation, association, trust or organization in exchange for Securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above terminate the Company and deliver such Securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Equity Shares held by them; provided, however, that any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. SECTION 10.3~~ Merger, Consolidation or Sale of Company Property. Subject to the provisions of any class or series of Equity Shares at the time outstanding, the Directors shall have the power to (i) merge the Company with or into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company Property; or (iv) dissolve or liquidate the Company; provided, however, that, except as otherwise permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Equity Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

~~In connection with any proposed Roll-Up Transaction, which, in general terms, is any transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity that would be created or would survive after the successful completion of the Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Appraiser. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a twelve (12) month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction, and~~

~~if the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(1) remaining Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(2) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.1, 8.2, 8.4, 8.5, 8.6, 8.7 and 9.1 of these Articles of Incorporation;~~

~~(b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Equity Shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.5 and 8.6 hereof; or (d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.~~

ARTICLE 11

DURATION OF COMPANY

~~SECTION 11.1 Duration.~~ The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

~~SECTION 11.2 Dissolution of the Company by Stockholder Vote. The Company may be dissolved at any time, without the necessity for concurrence by the Board of Directors, by the vote or written consent of a majority of the outstanding Equity Shares.~~

~~ARTICLE 12~~

~~MISCELLANEOUS~~

~~SECTION 12.1 Governing Law. These Articles of Incorporation are executed by the undersigned Directors and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.~~

~~SECTION 12.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles of Incorporation may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Directors or Stockholders; (iv) a copy of the Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (v) an amendment to these Articles of Incorporation; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts which relate to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry~~

~~concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any duly authorized officer, employee or agent of the Company.~~

~~SECTION 12.3 Provisions in Conflict with Law or Regulations.~~

~~(i) The provisions of these Articles of Incorporation are severable, and if the Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Section 10.1 hereof; provided, however, that such determination by the Directors shall not affect or impair any of the remaining provisions of these Articles of Incorporation or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.~~

~~(ii) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.~~

~~SECTION 12.4 Construction. In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation. In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland, referred to herein as the “MGCL.”~~

~~SECTION 12.5 Recordation. These Articles of Incorporation and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Directors deem appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.~~

THIRD:  ~~Macquarie CNL Global Income Advisors, LLC, the Advisor and sole stockholder of the Company, must abstain from voting on this amendment and restatement pursuant to NASAA REIT Guidelines. FOURTH:~~ There are ~~five~~four directors of the Company. The names of the directors are:

James M. Seneff, Jr.

~~Matthew S. Banks~~

Douglas N. Benham

James P. Dietz

Stephen J. LaMontagne

FOURTH: The current address of the principal office of the Company is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

FIFTH:  The ~~Articles of Incorporation of the Company as hereinabove set forth were approved by the board of directors pursuant to Section 2-603 of the MGCL. There were no shareholders who were entitled to vote.~~ name and address of the Company’s current resident agent is as set forth in Article I of the foregoing amendment and restatement of the charter of the Company.

SIXTH: ~~The total number of shares of stock which the Company had authority to issue immediately prior to this amendment and restatement and pursuant to the Articles of Incorporation of the Company as hereby amended and restated, is 1,120,000,000 Common Shares, $0.01 par value per share, and 200,000,000 Preferred Shares, $0.01 par value per share, having an aggregate par value of $13,200,000.~~   The amendment and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

SEVENTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these Third Articles of Amendment and Restatement ~~have been signed on this 12th day of August, 2010, by the undersigned~~to be signed in its name and on its behalf by its President and attested to by its Secretary~~, each of whom acknowledges, under penalty of perjury, that this document is his or her free act and deed, and that to the best of his or her knowledge, information and belief, the matters and facts set forth herein are true in all material respects.~~ on this              day of                           , 2013.

~~MACQUARIE CNL~~ GLOBAL INCOME TRUST, INC.

By:	~~/s/ Curtis B. McWilliams~~
Name:	~~Curtis B~~Andrew A. ~~McWilliams~~Hyltin
Title:	President

Attest:

By:	~~/s/ Steven D. Shackelford~~
Name:	~~Steven D~~Holly J. ~~Shackelford~~Greer
Title:	Secretary

~~THE UNDERSIGNED, President of Macquarie CNL Global Income Trust, Inc., who executed on behalf of said Company the foregoing Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment and Restatement to be the corporate act of said Company and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.~~

~~/s/ Curtis B. McWilliams~~
~~Curtis B. McWilliams, President~~

EXHIBIT B

AMENDMENT

TO THE

BYLAWS OF GLOBAL INCOME TRUST, INC.

ARTICLE XIII

SECTION 1.        AMENDMENTS  ~~These~~Until Listing (as defined in the Articles of Incorporation), these Bylaws may be amended or repealed by either the affirmative vote of a majority of all Equity Shares outstanding and entitled to vote generally in the election of Directors, voting as a single group, or by an affirmative vote of a majority of the Directors, provided that such amendments are not inconsistent with the Articles of Incorporation, and further provided that the Directors may not amend these Bylaws, without the affirmative vote of a majority of the Equity Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders. After Listing, the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

B-1

ANNEX 1

2013 FORM OF PROXY

Global Income Trust, Inc. (Logo)

P.O. Box 4920

Orlando, FL 32802-4920

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided, or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.incometrust.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBAL INCOME TRUST, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE “FOR ALL” OR “FOR” THE FOLLOWING PROPOSALS:

I.	Approval of the election of four (4) directors, each for a term expiring at the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies.

Nominees

01) James M. Seneff, Jr.

02) Douglas N. Benham

03) James P. Dietz

04) Stephen J. LaMontagne

For All  ☐            Withhold All  ☐                   For All Except   ☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

II.	Approval of amendments to the Company’s charter removing certain NASAA REIT-mandated limitations.

For         ☐                         Against   ☐                        Abstain  ☐

III.	Approval of amendment to the Company’s charter regarding directors’ standard of care.

For         ☐                         Against   ☐                        Abstain  ☐

IV.	Approval of amendment to the Company’s charter regarding amendment of the bylaws.

For         ☐                         Against   ☐                        Abstain  ☐

V.	Approval of amendment to the Company’s charter regarding extraordinary actions.

For         ☐                         Against   ☐                        Abstain  ☐

VI.	Approval of amendment to the Company’s charter regarding amendments to the charter.

For         ☐                         Against   ☐                        Abstain  ☐

VII.	Approval of amendment to the Company’s charter regarding mergers, reorganizations, etc.

For         ☐                         Against   ☐                        Abstain  ☐

VIII.	Approval of amendment to the Company’s charter regarding dissolution.

For         ☐                         Against    ☐                         Abstain  ☐

IX.	Approval of amendments to the Company’s charter regarding conforming changes and other ministerial modifications.

For         ☐                         Against   ☐                        Abstain  ☐

X.	Approval of amendment to the Company’s bylaws conferring authority on the Board to amend the bylaws.

For         ☐                         Against   ☐                        Abstain  ☐

XI.	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

For         ☐                         Against    ☐                         Abstain  ☐

XII.	Transaction of such other business as may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.

For         ☐                         Against   ☐                        Abstain  ☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying proxy statement and notice of the 2013 Annual Meeting and our 2012 Annual Report to Shareholders with respect to our 2012 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the 2013 Annual Meeting. This proxy may be revoked at any time before it is exercised.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

For address changes and/or comments, please check this box and write them on the back where indicated.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX] Date                  Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2012 Annual Report to Shareholders are available at:

www.proxyvote.com

PROXY

GLOBAL INCOME TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Andrew A. Hyltin, each of them as proxies with full power of substitution in each to attend, to cast on behalf of the undersigned all votes the undersigned is entitled to cast at such meeting, including with respect to the 2013 Annual Meeting of Stockholders of Global Income Trust, Inc. to be held on June 12, 2013 at 9:30 a.m., Eastern Time, and any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present all matters set forth in the Notice of 2013 Annual Meeting of Stockholders and Proxy Statement dated April 29, 2013, a copy of which has been received by the undersigned.

The votes entitled to be cast by the undersigned will be cast as directed. If the Proxy is executed,

but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR ALL” or “FOR” the proposals stated.

This Proxy will be voted as directed. If the Proxy is returned signed,

but no direction is given, it will be voted “FOR ALL” or “FOR” the proposals stated.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

Annex 2 – Voting Reminder Flyer

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY PROMPTLY. Reduce corporate expenses by authorizing your proxy by Internet at www.proxyvote.com.

☑

Read the Enclosed Materials…

Enclosed is the following information for the Global Income Trust, Inc. 2013 Annual Meeting of Stockholders:

—     2012 Annual Report to Shareholders

—     Proxy Statement that describes the proposals to be voted upon

—     Proxy card for each registration*

*You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Vote by Internet… Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.
☑	…Or Complete the Proxy Card and Return by Mail… On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
☑	…Or Vote by Telephone Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.
If you voted by Internet or by phone, please DO NOT mail back the proxy card.
☑	For Assistance… If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (877) 757-5404.

Thank you! We appreciate your participation and support. Again, please be sure to authorize your proxy. Your vote is important!